--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------------

[PHOTO OMITTED]

Richard Goldman
Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks.

Inception: April 13, 1983

Net Assets at December 31, 2001: $2,060,451,429

      Richard Goldman, who was named portfolio manager of The Guardian Stock Fund and head of Guardian's Common Stock Department starting July 23, 2001, comes to Guardian from Citigroup Asset Management where he was responsible for $4.5 billion in mutual fund, variable annuity and institutional assets. Mr. Goldman managed the Smith Barney Diversified Large Cap Growth Fund from 1996 through June 2001. His 17 years of industry experience includes several years as Director of Citigroup's Institutional Investor Relations Department where he was responsible for relationships with the company's institutional investors and rating agencies. Mr. Goldman has a B.S. in Finance and Economics from Lehigh University and an Executive M.B.A. in Finance from New York University.

Q:    How did the Fund perform during 2001?

A: The year 2001 was a difficult year for the economy, the stock market and The Guardian Stock Fund. The S&P 500 Index(1) was down 11.88%, the NASDAQ Composite Index(2) (which is heavily weighted towards technology companies) was down 20.82%, and The Guardian Stock Fund was down 21.44%.(3) The markets continued to be extremely volatile by historical standards as investors dealt with a gamut of issues ranging from declining corporate profitability to the war on terrorism. Most of the underperformance relative to the benchmark occurred in the first quarter of the year, mostly due to the Fund's overweight position in technology-related companies. During the fourth quarter, the Fund's holdings in large cap pharmaceutical companies modestly hurt relative performance as this more stable sector fell out of favor when the market began to speculate on a quick economic recovery.

Q:    Can you review what changes you've made since taking over as Portfolio
      Manager?

A: When I assumed responsibility for the Fund at the end of July, I set two priorities. My first priority was to review the portfolio's risk and return characteristics and rebalance it, within the Fund's investment guidelines and policies, to reflect investment positions I was more comfortable with. My initial review of the Fund's portfolio led me to make several changes to the holdings. For example, we increased the positions in companies with very strong balance sheets and operating cash flows including several processing, pharmaceutical and financial companies. We believe these companies will have more financial flexibility in these tougher economic times and should come out of this recessionary environment stronger than their weaker competition. We also increased our ownership in energy-related companies, emphasizing exposure to North American gas ownership and services, which we

================================================================================
      "My team and Ihave been refining and clarifying our investment process to rigorously incorporate both quantitative models and fundamental research. In addition, we've reinforced our risk management strategies in an effort to produce as favorable a risk-adjusted return as possible. Our investment philosophy is based on the belief that the best way for a core fund to deliver exceptional performance is through 'hitting singles and doubles' and not 'swinging for the fences'."
================================================================================

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

think are attractively valued and provide upside potential when an economic recovery comes.

      My second priority was to deploy the disciplined investment approach I was trained in and used when I was managing portfolios for sophisticated institutional accounts. My team and I have been refining and clarifying our investment process to rigorously incorporate both quantitative models and fundamental research. In addition, we've reinforced our risk management strategies in an effort to produce as favorable a risk-adjusted return as possible. Our investment philosophy is based on the belief that the best way for a core fund to deliver exceptional performance is through "hitting singles and doubles" and not "swinging for the fences."

Q:    What is your outlook for 2002?

A: We expect the market to remain highly volatile as investors adjust to the rapidly changing economic and geopolitical environment. We believe that the economy, and stock market, should stabilize during the year, but that subsequent growth will be more in line with traditional growth rates, rather than the exceptional growth which we experienced in the late 1990's. In this context, we're working hard to identify the companies which are best positioned to benefit from this more normal rate of growth. As I mentioned earlier, we think this includes companies with stronger balance sheets (less debt) and more robust cash flows. These companies tend to be the market leaders in their sectors, and their ability to fund growth internally without accessing the public markets gives them a competitive advantage in gaining share in difficult times.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
-------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2001

                                                                      Percent of
                                                                        Total
        Company                                                       Net Assets
--------------------------------------------------------------------------------
 1.     Microsoft Corp.                                                  3.81%
--------------------------------------------------------------------------------
 2.     Johnson & Johnson                                                3.59%
--------------------------------------------------------------------------------
 3.     Wal-Mart Stores, Inc                                             3.49%
--------------------------------------------------------------------------------
 4.     Int'l. Business Machines                                         2.82%
--------------------------------------------------------------------------------
 5.     Pfizer, Inc.                                                     2.77%
--------------------------------------------------------------------------------
 6.     AOL Time Warner, Inc.                                            2.55%
--------------------------------------------------------------------------------
 7.     American Int'l. Group, Inc.                                      2.47%
--------------------------------------------------------------------------------
 8.     General Electric Co.                                             2.46%
--------------------------------------------------------------------------------
 9.     Verizon Comm.                                                    2.15%
--------------------------------------------------------------------------------
10.     Philip Morris Cos., Inc.                                         1.86%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Sector Weightings for The Guardian Stock Fund
                            as of December 31, 2001

   [The following table was depicted as a pie chart in the printed material.]

                 Telecommunications            4.85%
                 Conglomerates                 1.60%
                 Consumer Cyclicals            4.90%
                 Financial                    14.57%
                 Utilities                     5.24%
                 Consumer Staples             24.14%
                 Energy                        7.95%
                 Basic Industries              1.11%
                 Cash                          5.58%
                 Technology                   17.82%
                 Capital Goods                 4.72%
                 Consumer Services             7.52%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001

                                                                      Since Fund
                                                                      Inception
                                  1 Year      5 Years     10 Years    (4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund          (21.44)%      6.45%       12.75%      13.84%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                The Guardian Stock Fund       S&P 500 Index       Cost of Living
                -----------------------       -------------       --------------
 4/13/83                  10000                     10000             10000
                          10891                     10844             10333
      83                  11028                     10867             10336
                          10684                     10328             10571
      84                  12218                     11529             10754
                          14360                     13501             10958
      85                  16130                     15169             11162
                          20326                     18307             11152
      86                  18889                     17985             11295
                          22920                     22898             11580
      87                  19241                     18903             11794
                          23115                     21283             12029
      88                  23160                     21989             12314
                          26541                     25595             12650
      89                  28613                     28887             12885
                          28334                     29749             13252
      90                  25224                     27959             13680
                          29788                     31938             13874
      91                  34293                     36439             14088
                          34598                     36196             14302
      92                  41178                     39207             14516
                          46490                     41100             14720
      93                  49396                     43130             14913
                          47471                     41667             15097
      94                  48767                     43679             15311
                          58848                     52468             15545
      95                  65667                     59992             15668
                          72792                     66015             15973
      96                  83330                     73770             16176
                         110475                     91429             16627
      97                 112983                     94035             16627
                         128110                    110637             17090
      98                 135440                    120810             17287
                         138555                    126826             17322
      99                 177629                    163104             17232
                         177564                    153710             17629
      00                 144965                    142548             17813
                         123756                    133028             18268
12/31/01                 113879                    125651             18017

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $113,879 on December 31, 2001. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $125,651. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("the S&P 500 Index")

Portfolio: Common stocks of companies included in the S&P 500 Index, which emphasizes securities issued by large U.S. companies

Inception: August 25, 1999

Net Assets at December 31, 2001: $366,543,862

Q:    How did the Fund perform this year?

A: For the year ending December 31, 2001, the Fund's return was -11.92%.(1) The Fund's objective is to track the returns of the S&P 500 Index,(2) a theoretical portfolio of 500 blue-chip stocks, which returned -11.88% over the same period. The S&P 500 Index is theoretical in the sense that it is computed as though it was purchased and subsequently rebalanced without any costs or expenses. For the period from Fund inception on August 25, 1999 to December 31, 2001, the Fund's annualized return was -6.42% compared to a total annualized return of -6.42% for the S&P 500 Index.

Q:    What factors affected the Fund's performance?

A: Stock market returns were negative for the second year in a row, as measured by the S&P 500 Index, the first time that has happened since 1973-74.

      As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the Index in approximately the same weights as they are represented in the Index. We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the Index or when dividends need to be reinvested.

Q:    What are your expectations for the coming year?

A: We will continue to manage the portfolio so as to be fully invested in stocks, attempt to track the investment performance of the S&P 500 Index and keep trading costs to a minimum. If history is any indication, indexing has proven to be a good long-term strategy.

================================================================================
      "We will continue to manage the portfolio so as to be fully invested in stocks, attempt to track the investment performance of the S&P 500 Index and keep trading costs to a minimum. If history is any indication, indexing has proven to be a good long-term strategy."
================================================================================

      At the time of this writing, the Federal Reserve has lowered short-term interest rates dramatically in the hope of stimulating the economy and income tax cuts have come from the Bush administration. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more attractive now than they were two years ago.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
(2) "S&P," "S&P 500(R)," "Standard & Poor's 500" and, "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund Profile
--------------------------------------

--------------------------------------------------------------------------------
                    Sector Weightings for The Guardian VC 500
                       Index Fund as of December 31, 2001

   [The following table was depicted as a pie chart in the printed material.]

              Health Care                        14.20%
              Utilities                           2.30%
              Transportation                      0.70%
              Consumer Non-Cyclicals              8.00%
              Consumer Cyclicals                  8.20%
              Financial                          20.00%
              Energy                              6.50%
              Telecommunications                  5.40%
              Technology                         18.90%
              Consumer Services                   5.20%
              Basic Materials                     3.60%
              Industrials                         3.80%
              Commercial Services                 3.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Sector Weightings for the S&P 500 Index
                             as of December 31, 2001

   [The following table was depicted as a pie chart in the printed material.]

              Health Care                        14.20%
              Utilities                           2.40%
              Transportation                      0.70%
              Consumer Non-Cyclicals              8.10%
              Consumer Cyclicals                  8.10%
              Financial                          20.00%
              Energy                              6.50%
              Telecommunications                  5.20%
              Technology                         18.90%
              Consumer Services                   5.10%
              Basic Materials                     3.80%
              Industrials                         3.80%
              Commercial Services                 3.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2001

                                                                        Percent
                                                                       of Total
      Company                                                         Net Assets
--------------------------------------------------------------------------------
 1.   General Electric Co.                                               3.69%
--------------------------------------------------------------------------------
 2.   Microsoft Corp.                                                    3.18%
--------------------------------------------------------------------------------
 3.   Exxon Mobil Corp.                                                  2.42%
--------------------------------------------------------------------------------
 4.   Wal-Mart Stores, Inc.                                              2.41%
--------------------------------------------------------------------------------
 5.   Pfizer, Inc.                                                       2.34%
--------------------------------------------------------------------------------
 6.   Citigroup, Inc.                                                    2.27%
--------------------------------------------------------------------------------
 7.   Int'l. Business Machines                                           1.99%
--------------------------------------------------------------------------------
 8.   American Int'l. Group, Inc.                                        1.96%
--------------------------------------------------------------------------------
 9.   Intel Corp.                                                        1.89%
--------------------------------------------------------------------------------
10.   Johnson & Johnson                                                  1.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
1 Year ...............................................................  (11.92)%
Since Inception (8/25/99) ............................................   (6.42)%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                        Guardian VC 500
                           Index Fund                     S&P 500
                           ----------                     -------
9/13/99                      10000                         10000
  12/99                      10874                         10909
  06/00                      10823                         10865
  12/00                       9931                          9970
   6/01                       9268                          9304
  12/01                       8747                          8788


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Long-term total investment return consistent with moderate investment risk.

Portfolio: Purchases shares of The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian Bond Fund and The Guardian Cash Fund.

Inception: September 15, 1999

Net Assets at December 31, 2001: $44,767,988

Q:    How did the Fund perform this year?

A: For the year ending December 31, 2001, the Fund's total return was -9.03%.(1) This return lags the -3.69% return experienced by its passive composite benchmark (60% of the S&P 500 Index(2) and 40% of the Lehman Aggregate Bond Index(3) rebalanced monthly). For the period from Fund inception on September 15, 1999 to December 31, 2001, the Fund's annualized return has been 0.79% compared to 0.64% for the benchmark.

Q:    What factors affected the Fund's performance?

A: For the first time since 1973-74, equity returns were negative for two consecutive years. The overall market, as measured by the S&P 500 Index, achieved a total return of -11.88% during 2001, while the NASDAQ over-the-counter market declined by over 20%, as measured by the NASDAQ Composite Index.(4)

      The Fund's performance was negatively impacted by both an overly aggressive stance on the market and overly aggressive stock selection early in the year, prior to our change to a more neutral equity indexation strategy in May. A more in-depth analysis of the latter can be found in the annual report of The Guardian Stock Fund. The Fund's performance was enhanced by the excellent results of its bond holdings. More on this can be found in the annual report of The Guardian Bond Fund.

Q:    What are your expectations for the coming year?

A: Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 86% in stocks, 10% in bonds and 4% in cash. This is more aggressive than our neutral 60/40/0 allocation, indicating that we consider the overall stock market to be undervalued relative to fixed income alternatives.

================================================================================
      "Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 86% in stocks, 10% in bonds and 4% in cash. This is more aggressive than our neutral 60/40/0 allocation, indicating that we consider the overall stock market to be undervalued relative to fixed income alternatives."
================================================================================

      At the time of this writing, the Federal Reserve has lowered short-term interest rates dramatically in the hope of stimulating the economy and income tax cuts have come from the Bush administration. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more attractive now than they were two years ago.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
1 Year ................................................................  (9.03)%
Since Inception (9/15/99) .............................................    0.79%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Portfolio Composition by Asset Class as of
                               December 31, 2001

   [The following table was depicted as a pie chart in the printed material.]

                        Cash                    4%
                        Fixed Income           10%
                        Common Stocks          86%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

           The Guardian VC Asset     S&P 500        Lehman Aggregate
              Allocation Fund         Index            Bond Index
           ---------------------     -------        ----------------
9/17/99            10000              10000              10000
  12/99            10802              11039              10038
  12/00            11193               9970              11207
  12/01            10184               8788              12151

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian VC Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
-------------------------------------

[PHOTO OMITTED]                         [PHOTO OMITTED]

Peter J. Liebst                         Thomas G. Sorell C.F.A.
Co-Portfolio Manager                    Co-Portfolio Manager

Objective: Seeks current income. Capital appreciation is a secondary objective.

Portfolio: At least 75% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated.

Inception: September 13, 1999

Net Assets at December 31, 2001: $32,209,954

Q:    How did the Fund perform during 2001?

A: The Guardian VC High Yield Bond Fund posted a 3.56%(1) total return for calendar year 2001. This compared to an average 0.97% return for the 79 variable annuity high yield bond funds tracked by Lipper Analytical Services(2) and ranked The Guardian VC High Yield Bond Fund in the 2nd percentile of the Lipper peer group. The Lehman Brothers Corporate High Yield Index(3) posted a 5.28% return for the year 2001.

Q:    What factors affected the Fund's performance?

A: Calendar 2001 was a roller coaster ride for the high yield market as returns swung from positive to negative, closing out the year with a strong tone. Despite the fluctuations, the high yield market, as measured by the Lehman Brothers Corporate High Yield Index, posted a 5.28% return for 2001, its best nominal return since 1997. Throughout the year, the market battled a flood of negative events including a U.S. economic recession, rapid credit deterioration in several significant industries, and rising default rates.

      The year began with a wave of optimism supported by the Federal Reserve Board's (Fed) two rate reductions totaling 1% in January. Encouraged by the belief that the Fed was actively managing the slowing economy, the high yield market appeared to accept that a recovery was imminent and rallied to post a remarkable return of 7.49% for the first month of the year, as measured by the Lehman Brothers Corporate High Yield Index. By March this bullish outlook had turned to skepticism and the high yield market's performance followed the deteriorating economy by posting negative returns for both the second and third quarters, which more than offset the market's first quarter positive return, as measured by the Index. A strong fourth quarter performance of 5.71% by the Index reflected the market's renewed belief that the worst of the economic deterioration was over and the fiscal and monetary initiatives undertaken during the year would lead to an economic rebound in 2002.

================================================================================

      "At year-end, the Fund remains cautious with regard to the timing of a notable improvement in the U.S. economy. Therefore we will continue to manage a diversified investment portfolio with an emphasis on credit quality and liquidity."

================================================================================

      Specific industry and individual credits had significant impact on high yield returns during 2001. Generally the market saw an overall deterioration in credit quality as demonstrated by the number of speculative grade firms downgraded by Moody's Investors Service (a nationally recognized statistical ratings organization), which surpassed upgrades by a 3.56-to-one ratio. Further aggravating the market was the amount of debt entering the high yield market as a result of downgrades from investment grade status. According to Moody's, $122 billion of investment grade debt was downgraded to the high yield market during 2001 (not including upgrades of lower grade debt

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total return figures for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

throughout the year). This alone represents a nearly 1.5-to-one ratio to 2001's total high yield new issuance of $83.3 billion. As would be expected in a period of significant credit erosion, the level of defaults rose within the speculative grade market to 11% for 2001 compared to 7% in 2000. While avoiding numerous credit "land mines," the Fund was not immune to the rapid credit and price deterioration experienced throughout the high yield market.

      The most dramatic single factor impacting the high yield market during 2001 was the swift and deep decline in the wireline telecommunications sector. At the beginning of the year, this sector represented over 13.78% of the total high yield market, by far the largest single industry sector. This emerging industry found itself caught with a glut of new capacity coming online just as demand was dropping in conjunction with the overall economy, causing it to be the worst performing area of the high yield market in 2001 with a total return of -49%, as measured by the Lehman Brothers Corporate High Yield Index. If the performance of the high yield market was measured excluding the negative impact of the wireline telecommunications sector, the market would have earned a total return of 10.97%, a notable improvement from its actual return of 5.28%.

      As the Fund is a diversified fund, we were adversely impacted by the performance of the wireline telecommunications sector in 2001. The Fund entered the year with an overweight in the industry, which, although reduced early in the year, caused a notable drag on the Fund's overall 2001 performance.

Q: What was your investment strategy during the year and what is your outlook for the future?

A: The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities with up to 25% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit worthiness and risk/return profile, and relative value of individual issue. Throughout 2001, stronger credit quality and larger, more liquid issues were emphasized. During 2001, less than 10% of the Fund was invested in convertible securities.

      At year-end, the Fund remains cautious with regard to the timing of a notable improvement in the U.S. economy. Therefore we will continue to manage a diversified investment portfolio with an emphasis on credit quality and liquidity.

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund Profile
--------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
1 Year ................................................................    3.56%
Since Inception (9/13/99) .............................................    0.03%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total return figures for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                     The Guardian VC High             Lehman Brothers
                        Yield Bond Fund            Corporate High Yield
                        ---------------            --------------------
9/13/99                      10000                         10000
  12/99                      10277                         10108
   6/00                      10206                          9985
  12/00                       9653                          9514
   6/01                       9811                          9887
  12/01                      10006                         10016

      To give you a comparison, the chart shows the performance of a $10,000 investment made in The Guardian VC High Yield Bond Fund and the Lehman Brothers Corporate High Yield Index.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Schedule of Investments
  December 31, 2001

-------------------------------------------------------------------------------
Common Stocks -- 94.6%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Aerospace and Defense -- 0.7%
       125,700    General Dynamics Corp.                         $   10,010,748
        49,800    Northrop Grumman Corp. *                            5,020,338
                                                                 --------------
                                                                     15,031,086
-------------------------------------------------------------------------------
Biotechnology -- 0.6%
       206,400    Amgen, Inc. *                                      11,649,216
-------------------------------------------------------------------------------
Broadcasting and Publishing -- 1.2%
       242,700    Clear Channel Comm., Inc. *                        12,355,857
       485,300    USA Networks, Inc. *                               13,253,543
                                                                 --------------
                                                                     25,609,400
-------------------------------------------------------------------------------
Chemicals - Major -- 0.4%
       259,600    Dow Chemical Co.                                    8,769,288
-------------------------------------------------------------------------------
Computer Services -- 2.1%
       316,100    Automatic Data Processing, Inc.                    18,618,290
       173,500    Electronic Data Systems Corp.                      11,893,425
       104,300    First Data Corp.                                    8,182,335
       149,200    Paychex, Inc.                                       5,199,620
                                                                 --------------
                                                                     43,893,670
-------------------------------------------------------------------------------
Computer Software -- 7.7%
       270,300    Adobe Systems, Inc.                                 8,392,815
       397,500    BMC Software, Inc. *                                6,507,075
       955,600    Compuware Corp. *                                  11,266,524
       233,200    Intuit, Inc. *                                      9,976,296
     1,186,400    Microsoft Corp. *                                  78,599,000
       894,900    Oracle Corp. *                                     12,358,569
       225,300    PeopleSoft, Inc. *                                  9,057,060
       454,400    SunGard Data Systems, Inc. *                       13,145,792
       193,100    VERITAS Software Corp. *                            8,656,673
                                                                 --------------
                                                                    157,959,804
-------------------------------------------------------------------------------
Computer Systems -- 3.8%
     1,015,000    EMC Corp. *                                        13,641,600
       480,300    Int'l. Business Machines                           58,097,088
       559,200    Sun Microsystems, Inc. *                            6,878,160
                                                                 --------------
                                                                     78,616,848
-------------------------------------------------------------------------------
Conglomerates -- 4.7%
       203,700    Danaher Corp.                                      12,285,147
     1,265,900    General Electric Co.                               50,737,272
       144,700    Loews Corp.                                         8,013,486
       424,900    Tyco Int'l. Ltd.                                   25,026,610
                                                                 --------------
                                                                     96,062,515
-------------------------------------------------------------------------------
Drugs and Hospitals -- 12.4%
       389,500    American Home Products Corp.                       23,899,720
       132,000    Biovail Corp. *                                     7,425,000
       397,800    Bristol-Myers Squibb Corp.                         20,287,800
       192,400    Elan Corp. PLC *                                    8,669,544
       217,100    Eli Lilly & Co.                                    17,051,034
       121,600    Forest Laboratories, Inc. *                         9,965,120
       480,200    HCA, Inc.                                          18,506,908
       509,000    Health Management Associates, Inc. *                9,365,600
       346,150    IVAX Corp. *                                        6,971,461
       123,100    Laboratory Corp. of America Hldgs. *                9,952,635
       517,000    Merck & Co., Inc.                                  30,399,600
       170,800    Mylan Laboratories, Inc.                            6,405,000
     1,430,600    Pfizer, Inc.                                       57,009,410
       239,100    Shire Pharmaceuticals Group PLC *                   8,751,060
       203,200    Teva Pharmaceutical Inds. Ltd. ADR                 12,523,216
       184,300    Universal Health Svcs., Inc. *                      7,884,354
                                                                 --------------
                                                                    255,067,462
-------------------------------------------------------------------------------
Electrical Equipment -- 0.8%
       670,100    Flextronics Int'l. Ltd. *                          16,075,699
-------------------------------------------------------------------------------
Electronics - Semiconductors -- 2.4%
       166,100    Analog Devices, Inc. *                              7,373,179
       448,100    AVX Corp.                                          10,570,679
       973,800    Intel Corp.                                        30,626,010
                                                                 --------------
                                                                     48,569,868
-------------------------------------------------------------------------------
Energy - Miscellaneous -- 2.8%
       832,900    El Paso Corp.                                      37,155,669
       106,600    Ultramar Diamond Shamrock Corp.                     5,274,568
       377,100    Valero Energy Corp.                                14,375,052
                                                                 --------------
                                                                     56,805,289
-------------------------------------------------------------------------------
Entertainment and Leisure -- 3.6%
     1,638,900    AOL Time Warner, Inc. *                            52,608,690
       486,000    Viacom, Inc. *                                     21,456,900
                                                                 --------------
                                                                     74,065,590
-------------------------------------------------------------------------------
Financial - Banks -- 6.3%
       350,800    Bank of America Corp.                              22,082,860
       243,100    Bank of New York, Inc.                              9,918,480
       406,466    Citigroup, Inc.                                    20,518,404
       118,600    Fifth Third Bancorp                                 7,273,738
       188,400    FleetBoston Financial Corp.                         6,876,600
       294,500    M & T Bank Corp.                                   21,454,325
       219,500    National City Corp.                                 6,418,180
       187,800    North Fork Bancorp., Inc.                           6,007,722
        89,800    Northern Trust Corp.                                5,407,756
       159,000    TCF Financial Corp.                                 7,628,820
       388,200    Wells Fargo & Co.                                  16,867,290
                                                                 --------------
                                                                    130,454,175
-------------------------------------------------------------------------------
Financial - Other -- 2.7%
       214,400    Concord EFS, Inc. *                                 7,028,032
       303,000    Federal Home Loan Mortgage Corp.                   19,816,200
       243,000    Federal National Mortgage Assn.                    19,318,500
       207,432    Legg Mason, Inc.                                   10,367,451
                                                                 --------------
                                                                     56,530,183
-------------------------------------------------------------------------------
Financial - Thrift -- 1.7%
       297,500    Dime Bancorp, Inc.                                 10,733,800
       427,700    Golden West Financial Corp.                        25,170,145
                                                                 --------------
                                                                     35,903,945
-------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 5.2%
       544,400    Coca-Cola Co.                                      25,668,460
       296,600    Kraft Foods, Inc.                                  10,093,298
       475,400    PepsiCo., Inc.                                     23,147,226

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
       835,400    Philip Morris Cos., Inc.                       $   38,303,090
       425,800    The Pepsi Bottling Group, Inc.                     10,006,300
                                                                 --------------
                                                                    107,218,374
-------------------------------------------------------------------------------
Hospital Supplies -- 4.4%
       114,900    Baxter Int'l., Inc.                                 6,162,087
     1,251,800    Johnson & Johnson                                  73,981,380
       203,400    Medtronic, Inc. *                                  10,416,114
                                                                 --------------
                                                                     90,559,581
-------------------------------------------------------------------------------
Household Products -- 1.8%
       207,900    Colgate-Palmolive Co.                              12,006,225
       318,900    Procter & Gamble Co.                               25,234,557
                                                                 --------------
                                                                     37,240,782
-------------------------------------------------------------------------------
Insurance -- 3.8%
       642,100    American Int'l. Group, Inc.                        50,982,740
       168,600    Marsh & McLennan Cos., Inc.                        18,116,070
        95,600    St. Paul Cos., Inc.                                 4,203,532
       180,900    UnumProvident Corp.                                 4,795,659
                                                                 --------------
                                                                     78,098,001
-------------------------------------------------------------------------------
Merchandising - Department Stores -- 0.3%
       176,700    Federated Department Stores, Inc. *                 7,227,030
-------------------------------------------------------------------------------
Merchandising - Drugs -- 1.8%
       169,800    AmerisourceBergen Corp.                            10,790,790
       145,950    Cardinal Health, Inc.                               9,437,127
       505,900    Walgreen Co.                                       17,028,594
                                                                 --------------
                                                                     37,256,511
-------------------------------------------------------------------------------
Merchandising - Food -- 0.2%
       194,100    Sysco Corp.                                         5,089,302
-------------------------------------------------------------------------------
Merchandising - Mass -- 3.5%
     1,247,900    Wal-Mart Stores, Inc.                              71,816,645
-------------------------------------------------------------------------------
Merchandising - Special -- 1.1%
       433,500    Home Depot, Inc.                                   22,112,835
-------------------------------------------------------------------------------
Metals - Aluminum -- 0.7%
       395,900    Alcoa, Inc.                                        14,074,245
-------------------------------------------------------------------------------
Miscellaneous - Capital Goods -- 0.9%
        86,300    Minnesota Mng. & Mfg. Co.                          10,201,523
       171,100    W.W. Grainger, Inc.                                 8,212,800
                                                                 --------------
                                                                     18,414,323
-------------------------------------------------------------------------------
Oil and Gas Producing -- 1.6%
       176,220    Apache Corp.                                        8,789,854
       456,100    Occidental Petroleum Corp.                         12,100,333
       307,700    Unocal Corp.                                       11,098,739
                                                                 --------------
                                                                     31,988,926
-------------------------------------------------------------------------------
Oil and Gas Services -- 3.2%
       330,300    B.J. Svcs. Co. *                                   10,718,235
       514,424    GlobalSantaFe Corp.                                14,671,372
       375,500    Nabors Industries, Inc. *                          12,890,915
       185,600    Schlumberger Ltd. *                                10,198,720
       445,000    Weatherford Int'l., Inc. *                         16,580,700
                                                                     65,059,942
                                                                 --------------
-------------------------------------------------------------------------------
Oil - Integrated - International -- 2.3%
       264,300    ChevronTexaco Corp.                                23,683,923
       485,400    Royal Dutch Petroleum Co. *                        23,794,308
                                                                     47,478,231
                                                                 --------------
-------------------------------------------------------------------------------
Semiconductors - Communications -- 0.8%
       580,600    Texas Instruments, Inc.                            16,256,800
-------------------------------------------------------------------------------
Semiconductors - Equipment -- 0.9%
       266,700    Applied Materials, Inc. *                          10,694,670
       142,500    KLA-Tencor Corp. *                                  7,062,300
                                                                 --------------
                                                                     17,756,970
-------------------------------------------------------------------------------
Telecommunications -- 3.6%
       774,200    SBC Comm., Inc.                                    30,325,414
       934,800    Verizon Comm.                                      44,365,608
                                                                 --------------
                                                                     74,691,022
-------------------------------------------------------------------------------
Telecommunications - Equipment -- 1.2%
       693,500    Cisco Systems, Inc. *                              12,559,285
     2,064,400    Lucent Technologies, Inc. *                        12,985,076
                                                                 --------------
                                                                     25,544,361
-------------------------------------------------------------------------------
Utilities - Electric and Water -- 3.4%
       310,800    Dominion Resources, Inc.                           18,679,080
       274,800    Duke Energy Co.                                    10,788,648
       249,700    Exelon Corp.                                       11,955,636
       175,000    Pinnacle West Capital Corp.                         7,323,750
       215,000    PPL Corp.                                           7,492,750
       314,000    TXU Corp.                                          14,805,100
                                                                 --------------
                                                                     71,044,964
-------------------------------------------------------------------------------
                  Total Common Stocks
                    (Cost $1,951,002,287)                         1,949,992,883
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 5.6%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$  115,345,000    State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 12/31/2001,
                  maturity value $115,356,278
                  at 1.76%, due 1/2/2002 (1)
                    (Cost $115,345,000)                          $  115,345,000
-------------------------------------------------------------------------------
Total Investments -- 100.2%
  (Cost $2,066,347,287)                                           2,065,337,883
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.2)%                                         (4,886,454)
-------------------------------------------------------------------------------
Net Assets -- 100%                                               $2,060,451,429
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary:

ADR -- American Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
   Investments, at market (cost $2,066,347,287)                 $ 2,065,337,883
   Cash                                                                     263
   Dividends receivable                                               1,971,816
   Receivable for fund shares sold                                      245,113
   Interest receivable                                                    5,639
   Other assets                                                          16,719
                                                                ---------------
      Total Assets                                                2,067,577,433
                                                                ---------------

LIABILITIES
   Payable for securities purchased                                   4,594,279
   Payable for fund shares redeemed                                   1,429,301
   Accrued expenses                                                     225,982
   Due to affiliates                                                    876,442
                                                                ---------------
      Total Liabilities                                               7,126,004
                                                                ---------------
      Net Assets                                                $ 2,060,451,429
                                                                ===============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                        $        71,204
   Additional paid-in capital                                     2,396,684,754
   Undistributed net investment income                                8,915,564
   Accumulated net realized loss on investments                    (344,210,689)
   Net unrealized depreciation of investments                        (1,009,404)
                                                                ---------------
      Net Assets                                                $ 2,060,451,429
                                                                ===============

Shares Outstanding -- $0.001 par value                               71,203,956
                                                                ===============

Net Asset Value Per Share                                       $         28.94
                                                                ===============

Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
   Dividends                                                    $    22,999,065
   Interest                                                           4,296,718
   Less: Foreign tax withheld                                           (17,367)
                                                                ---------------
      Total Income                                                   27,278,416
                                                                ---------------

   Expenses:
      Investment advisory fees -- Note B                             12,124,331
      Printing expense                                                  368,000
      Custodian fees                                                    272,000
      Legal fees                                                         40,000
      Insurance expense                                                  27,064
      Loan commitment fees -- Note H                                     24,491
      Audit fees                                                         19,500
      Directors' fees -- Note B                                          15,303
      Registration fees                                                   2,500
      Other                                                                 680
                                                                ---------------
      Total Expenses                                                 12,893,869
                                                                ---------------

   Net Investment Income                                             14,384,547
                                                                ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS-- NOTE F
      Net realized loss on investments                             (343,590,697)
      Net change in unrealized appreciation
        of investments-- Note F                                    (336,988,926)
                                                                ---------------
   Net Realized and Unrealized Loss
      on Investments                                               (680,579,623)
                                                                ---------------
        NET DECREASE IN NET ASSETS
          FROM OPERATIONS                                       $  (666,195,076)
                                                                ===============

                       See notes to financial statements.


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                             Year Ended December 31,
                                                                                             2001               2000
                                                                                        ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                             $    14,384,547    $     3,157,055
      Net realized gain/(loss) on investments                                              (343,590,697)       460,933,642
      Net change in unrealized appreciation of investments                                 (336,988,926)    (1,186,815,870)
                                                                                        ---------------    ---------------
        Net Decrease in Net Assets from Operations                                         (666,195,076)      (722,725,173)
                                                                                        ---------------    ---------------

   Dividends and Distributions to Shareholders from:
      Net investment income                                                                  (6,151,807)        (2,718,544)
      Net realized gain on investments                                                      (18,307,091)      (601,480,456)
                                                                                        ---------------    ---------------
        Total Dividends and Distributions to Shareholders                                   (24,458,898)      (604,199,000)
                                                                                        ---------------    ---------------

   From Capital Share Transactions:
      Net increase/(decrease) in net assets from capital share transactions -- Note G      (421,520,041)       324,462,555
                                                                                        ---------------    ---------------
   Net Decrease in Net Assets                                                            (1,112,174,015)    (1,002,461,618)

NET ASSETS:
Beginning of year                                                                         3,172,625,444      4,175,087,062
                                                                                        ---------------    ---------------
End of year *                                                                           $ 2,060,451,429    $ 3,172,625,444
                                                                                        ===============    ===============

*  Includes undistributed net investment income of:                                     $     8,915,564    $       679,836

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the years indicated:

                                                                             Year Ended December 31,
                                             ---------------------------------------------------------------------------------------
                                                      2001              2000              1999              1998              1997
                                             ---------------------------------------------------------------------------------------
Net asset value,
   beginning of year .....................   $       37.21     $       55.20     $       49.08     $       46.05     $       38.59
                                             -------------     -------------     -------------     -------------     -------------
Income from investment
   operations:
   Net investment income .................            0.20              0.04              0.24              0.47              0.52
   Net realized and unrealized gain/
      (loss) on investments ..............           (8.16)            (9.77)            14.49              8.56             12.97
                                             -------------     -------------     -------------     -------------     -------------
   Net increase/(decrease) from investment
      operations .........................           (7.96)            (9.73)            14.73              9.03             13.49
                                             -------------     -------------     -------------     -------------     -------------

Dividends and Distributions
   to Shareholders from:
   Net investment income .................           (0.08)            (0.04)            (0.24)            (0.47)            (0.52)
   Net realized gain on investments ......           (0.23)            (8.22)            (8.37)            (5.53)            (5.51)
                                             -------------     -------------     -------------     -------------     -------------
   Total dividends and distributions .....           (0.31)            (8.26)            (8.61)            (6.00)            (6.03)
                                             -------------     -------------     -------------     -------------     -------------

Net asset value, end of year .............   $       28.94     $       37.21     $       55.20     $       49.08     $       46.05
                                             -------------     -------------     -------------     -------------     -------------

Total return* ............................          (21.44)%          (18.39)%           31.17%            19.86%            35.58%
                                             -------------     -------------     -------------     -------------     -------------
Ratios/supplemental data:
   Net assets, end of year
      (000's omitted) ....................   $   2,060,451     $   3,172,625     $   4,175,087     $   3,665,196     $   3,222,187
   Ratio of expenses to
      average net assets .................            0.53%             0.52%             0.52%             0.52%             0.52%
   Ratio of net investment
      income to average net assets .......            0.59%             0.08%             0.45%             0.95%             1.17%
   Portfolio turnover
      rate ...............................             137%              106%               74%               56%               51%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.


--------------------------------------------------------------------------------
34

                      (This page intentionally left blank.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------
Common Stocks -- 95.4%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.3%
        35,311    Boeing Co.                                        $  1,369,361
         6,579    General Dynamics Corp.                                 523,951
         3,383    Goodrich Corp.                                          90,055
        14,219    Lockheed Martin Corp.                                  663,601
         2,793    Northrop Grumman Corp.                                 281,562
        11,637    Raytheon Co.                                           377,853
         5,987    Rockwell Int'l. Corp.                                  106,928
         4,090    TRW, Inc.                                              151,494
        20,371    United Technologies Corp.                            1,316,578
                                                                    ------------
                                                                       4,881,383
--------------------------------------------------------------------------------
Air Transportation -- 0.2%
         5,032    AMR Corp. *                                            111,560
         4,028    Delta Airlines, Inc.                                   117,859
        24,935    Southwest Airlines Co.                                 460,799
         2,197    US Airways Group, Inc. *                                13,929
                                                                    ------------
                                                                         704,147
--------------------------------------------------------------------------------
Appliance and Furniture -- 0.1%
         6,425    Leggett & Platt, Inc.                                  147,775
         2,492    Maytag Corp.                                            77,327
         2,180    Whirlpool Corp.                                        159,859
                                                                    ------------
                                                                         384,961
--------------------------------------------------------------------------------
Automotive -- 0.5%
        59,898    Ford Motor Co.                                         941,597
        17,960    General Motors Corp.                                   872,856
                                                                    ------------
                                                                       1,814,453
--------------------------------------------------------------------------------
Automotive Parts -- 0.2%
         2,375    Cooper Tire & Rubber Co.                                37,905
         4,843    Dana Corp.                                              67,221
        18,330    Delphi Automotive Systems Corp.                        250,388
         5,631    Genuine Parts Co.                                      206,658
         5,198    Goodyear Tire & Rubber Co.                             123,764
         2,844    Johnson Controls, Inc.                                 229,653
                                                                    ------------
                                                                         915,589
--------------------------------------------------------------------------------
Biotechnology -- 1.3%
        34,152    Amgen, Inc. *                                        1,927,539
         4,866    Biogen, Inc. *                                         279,065
         6,216    Chiron Corp. *                                         272,509
         6,966    MedImmune, Inc. *                                      322,874
        42,592    Pharmacia Corp.                                      1,816,549
           867    Viasys Healthcare, Inc. *                               17,522
                                                                    ------------
                                                                       4,636,058
--------------------------------------------------------------------------------
Broadcasting and Publishing -- 0.6%
        19,234    Clear Channel Comm., Inc. *                            979,203
        30,939    Comcast Corp. *                                      1,113,804
         6,823    Univision Comm., Inc. *                                276,059
                                                                    ------------
                                                                       2,369,066
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 0.3%
         1,942    Centex Corp.                                           110,869
         1,954    Crane Co.                                               50,101
         1,450    KB Home                                                 58,145
        15,055    Masco Corp.                                            368,847
         1,379    Pulte Homes, Inc.                                       61,600
         5,129    Sherwin - Williams Co.                                 141,048
         3,309    Vulcan Materials Co.                                   158,633
                                                                    ------------
                                                                         949,243
--------------------------------------------------------------------------------
Business Services -- 0.0%
         5,742    Robert Half Int'l., Inc. *                             153,311
--------------------------------------------------------------------------------
Capital Goods - Heavy Duty Trucks -- 0.1%
         1,349    Cummins Engine, Inc.                                    51,990
         2,256    Eaton Corp.                                            167,869
         1,944    Navistar Int'l. Corp., Inc.                             76,788
         2,506    PACCAR, Inc.                                           164,444
                                                                    ------------
                                                                         461,091
--------------------------------------------------------------------------------
Capital Goods - Miscellaneous Technology -- 0.0%
         3,485    TMP Worldwide, Inc. *                                  149,507
--------------------------------------------------------------------------------
Chemicals - Major -- 0.7%
        29,384    Dow Chemical Co.                                       992,592
        34,140    E.I. Du Pont de Nemours & Co.                        1,451,291
         3,536    Hercules, Inc. *                                        35,360
         7,209    Rohm & Haas Co.                                        249,648
                                                                    ------------
                                                                       2,728,891
--------------------------------------------------------------------------------
Chemicals - Miscellaneous -- 0.5%
         1,347    Acuity Brands, Inc. *                                   16,299
         7,463    Air Products & Chemicals, Inc.                         350,089
         3,609    Avery Dennison Corp.                                   204,017
         2,521    Eastman Chemical Co.                                    98,369
         4,177    Ecolab, Inc.                                           168,124
         1,019    FMC Corp. *                                             60,631
         1,646    Great Lakes Chemical Corp.                              39,965
         5,513    PPG Industries, Inc.                                   285,132
         5,258    Praxair, Inc.                                          290,504
         2,739    Sealed Air Corp. *                                     111,806
         2,477    Sigma - Aldrich                                         97,619
                                                                    ------------
                                                                       1,722,555
--------------------------------------------------------------------------------
Computer Services -- 1.0%
        20,437    Automatic Data Processing, Inc.                      1,203,739
        15,319    Electronic Data Systems Corp.                        1,050,117
        12,826    First Data Corp.                                     1,006,200
        12,222    Paychex, Inc.                                          425,937
                                                                    ------------
                                                                       3,685,993
--------------------------------------------------------------------------------
Computer Software -- 5.0%
         7,829    Adobe Systems, Inc.                                    243,091
         1,765    Autodesk, Inc.                                          65,782
         7,976    BMC Software, Inc. *                                   130,567
         8,956    Broadvision, Inc. *                                     24,539
         6,047    Citrix Systems, Inc. *                                 137,025
        18,867    Computer Associates Int'l., Inc.                       650,723
         5,520    Computer Sciences Corp. *                              270,370
        12,042    Compuware Corp. *                                      141,975
         6,106    Fiserv, Inc. *                                         258,406
         6,830    Intuit, Inc. *                                         292,187

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
         2,705    Mercury Interactive Corp. *                       $     91,916
       176,204    Microsoft Corp. *                                   11,673,515
        10,397    Novell, Inc. *                                          47,722
       183,782    Oracle Corp. *                                       2,538,029
         8,649    Parametric Technology Corp. *                           67,549
         9,625    PeopleSoft, Inc. *                                     386,925
         4,350    Sabre Hldgs. Corp. *                                   184,223
        14,835    Siebel Systems, Inc. *                                 415,083
        13,011    VERITAS Software Corp. *                               583,283
                                                                    ------------
                                                                      18,202,910
--------------------------------------------------------------------------------
Computer Systems -- 4.3%
        11,427    Apple Computer, Inc. *                                 250,251
        55,296    Compaq Computer Corp.                                  539,689
         5,602    Comverse Technology, Inc. *                            125,317
        85,154    Dell Computer Corp. *                                2,314,486
        72,250    EMC Corp. *                                            971,065
        10,575    Gateway, Inc. *                                         85,023
        63,606    Hewlett Packard Co.                                  1,306,467
        60,265    Int'l. Business Machines                             7,289,654
         4,198    Lexmark Int'l. Group, Inc. *                           247,682
         3,159    NCR Corp. *                                            116,441
        10,658    Network Appliance, Inc. *                              233,090
         8,080    Pitney Bowes, Inc.                                     303,889
         3,017    QLogic Corp. *                                         134,287
       106,624    Sun Microsystems, Inc. *                             1,311,475
        10,368    Unisys Corp. *                                         130,015
        22,729    Xerox Corp.                                            236,836
                                                                    ------------
                                                                      15,595,667
--------------------------------------------------------------------------------
Conglomerates -- 5.0%
         4,666    Danaher Corp.                                          281,406
       337,120    General Electric Co.                                13,511,770
         6,457    Loews Corp.                                            357,589
         4,616    Textron, Inc.                                          191,379
        70,182    Tyco Int'l. Ltd.                                     4,133,720
                                                                    ------------
                                                                      18,475,864
--------------------------------------------------------------------------------
Containers - Metal and Plastic -- 0.0%
           902    Ball Corp.                                              63,771
--------------------------------------------------------------------------------
Containers - Paper -- 0.1%
         1,729    Bemis Co., Inc.                                         85,032
         5,196    Pactiv Corp. *                                          92,229
         1,613    Temple-Inland, Inc.                                     91,506
                                                                    ------------
                                                                         268,767
--------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.5%
         1,853    Alberto-Culver Co.                                      82,903
         7,768    Avon Products, Inc.                                    361,212
         1,756    Bausch & Lomb, Inc.                                     66,131
        34,524    Gillette Co.                                         1,153,102
         3,137    Int'l. Flavors & Fragrances, Inc.                       93,200
                                                                    ------------
                                                                       1,756,548
--------------------------------------------------------------------------------
Drugs and Hospitals -- 8.5%
        50,708    Abbott Laboratories                                  2,826,971
         4,308    Allergan, Inc.                                         323,315
        49,232    American Home Products Corp.                         3,020,875
        63,627    Bristol-Myers Squibb Corp.                           3,244,977
        41,122    Eli Lilly & Co.                                      3,229,722
         5,768    Forest Laboratories, Inc. *                            472,688
        17,598    HCA, Inc.                                              678,227
        12,757    HEALTHSOUTH Corp. *                                    189,059
         5,564    Humana, Inc. *                                          65,599
         7,482    King Pharmaceuticals, Inc. *                           315,217
         3,368    Manor Care, Inc. *                                      79,855
        80,315    Merck & Co., Inc.                                    4,722,522
       215,435    Pfizer, Inc.                                         8,585,085
        47,899    Schering-Plough Corp.                                1,715,263
        10,615    Tenet Healthcare Corp. *                               623,313
        10,384    UnitedHealth Group                                     734,876
         3,466    Watson Pharmaceuticals, Inc. *                         108,798
         2,073    Wellpoint Health Networks, Inc. *                      242,230
                                                                    ------------
                                                                      31,178,592
--------------------------------------------------------------------------------
Electrical Equipment -- 0.7%
         6,385    American Power Conversion Corp. *                       92,327
        14,027    Emerson Electric Co.                                   800,942
        26,495    Honeywell Int'l., Inc.                                 896,061
         2,878    ITT Industries, Inc.                                   145,339
         6,262    Jabil Circuit, Inc. *                                  142,273
         6,397    Molex, Inc.                                            197,987
        10,466    Sanmina Corp. *                                        208,273
        21,387    Solectron Corp. *                                      241,245
                                                                    ------------
                                                                       2,724,447
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.1%
         2,576    Power-One, Inc. *                                       26,816
         7,417    Symbol Technologies, Inc.                              117,782
         3,070    Tektronix, Inc. *                                       79,144
         1,904    Thomas & Betts Corp.                                    40,270
                                                                    ------------
                                                                         264,012
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 2.5%
        11,260    Advanced Micro Devices, Inc. *                         178,584
        12,662    Altera Corp. *                                         268,688
        11,781    Analog Devices, Inc. *                                 522,958
       220,169    Intel Corp.                                          6,924,315
        11,831    LSI Logic Corp. *                                      186,693
        19,519    Micron Technology, Inc. *                              605,089
         5,678    National Semiconductor Corp. *                         174,826
        18,568    Palm, Inc. *                                            72,044
         4,286    Visteon Corp.                                           64,461
                                                                    ------------
                                                                       8,997,658
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
December 31, 2001 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Energy - Miscellaneous -- 0.5%
        10,673    Dynegy, Inc.                                      $    272,161
        16,670    El Paso Corp.                                          743,649
        26,900    Williams Cos., Inc.                                    686,488
        11,236    Xcel Energy, Inc.                                      311,687
                                                                    ------------
                                                                       2,013,985
--------------------------------------------------------------------------------
Entertainment and Leisure -- 3.0%
       153,712    AOL Time Warner, Inc. *                              4,934,155
         2,868    Brunswick Corp.                                         62,408
        19,143    Carnival Corp.                                         537,535
         9,901    Harley-Davidson, Inc.                                  537,723
         3,838    Harrah's Entertainment, Inc. *                         142,044
         5,646    Hasbro, Inc.                                            91,635
        14,106    Mattel, Inc.                                           242,623
        65,944    Viacom, Inc. *                                       2,911,428
        68,423    Walt Disney Co.                                      1,417,725
                                                                    ------------
                                                                      10,877,276
--------------------------------------------------------------------------------
Finance Companies -- 0.3%
        15,185    Household Int'l., Inc.                                 879,819
         7,180    Stilwell Financial, Inc.                               195,440
                                                                    ------------
                                                                       1,075,259
--------------------------------------------------------------------------------
Financial - Banks -- 8.5%
        12,125    AmSouth Bancorporation                                 229,163
        58,201    Bank of America Corp.                                3,663,753
        24,081    Bank of New York, Inc.                                 982,505
        38,152    Bank One Corp.                                       1,489,836
        22,930    BB&T Corp.                                             828,002
       164,630    Citigroup, Inc.                                      8,310,522
         5,843    Comerica, Inc.                                         334,804
        18,841    Fifth Third Bancorp                                  1,155,519
        35,459    FleetBoston Financial Corp.                          1,294,254
         8,218    Huntington Bancshares, Inc.                            141,267
        64,994    J.P. Morgan Chase & Co.                              2,362,532
        13,898    KeyCorp                                                338,277
        15,623    Mellon Financial Corp.                                 587,737
        19,668    National City Corp.                                    575,092
         7,289    Northern Trust Corp.                                   438,944
         9,462    PNC Financial Svcs. Group                              531,764
         7,448    Regions Financial Corp.                                222,993
        11,129    SouthTrust Corp.                                       274,552
        10,653    State Street Corp.                                     556,619
         9,559    SunTrust Banks, Inc.                                   599,349
         9,495    Synovus Financial Corp.                                237,850
        62,388    U.S. Bancorp                                         1,305,781
         4,488    Union Planters Corp.                                   202,544
        45,900    Wachovia Corp.                                       1,439,424
        63,767    Wells Fargo & Co.                                    2,770,676
         3,016    Zions Bancorp                                          158,581
                                                                    ------------
                                                                      31,032,340
--------------------------------------------------------------------------------
Financial - Other -- 3.8%
        43,316    American Express Co.                                 1,545,948
         3,439    Bear Stearns Cos., Inc.                                201,663
         6,822    Capital One Financial Corp.                            368,047
        45,378    Charles Schwab Corp.                                   701,998
        15,772    Concord EFS, Inc. *                                    517,006
         3,877    Countrywide Credit Industries, Inc.                    158,841
        22,674    Federal Home Loan Mortgage Corp.                     1,482,879
        37,326    Federal National Mortgage Assn.                      2,967,417
         8,660    Franklin Resources, Inc.                               305,438
         5,984    H & R Block, Inc.                                      267,485
         8,070    Lehman Brothers Hldgs., Inc.                           539,076
        27,886    MBNA Corp.                                             981,587
        27,479    Merrill Lynch & Co., Inc.                            1,432,205
        36,432    Morgan Stanley Dean Witter & Co.                     2,038,006
         4,027    T. Rowe Price Group, Inc.                              139,858
         5,335    USA Education, Inc.                                    448,247
                                                                    ------------
                                                                      14,095,701
--------------------------------------------------------------------------------
Financial - Thrift -- 0.4%
         7,106    Charter One Financial, Inc.                            192,928
         5,194    Golden West Financial Corp.                            305,667
        28,733    Washington Mutual, Inc.                                939,569
                                                                    ------------
                                                                       1,438,164
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 4.9%
         1,221    Adolph Coors Co.                                        65,201
        29,385    Anheuser-Busch Cos., Inc.                            1,328,496
        21,727    Archer-Daniels-Midland Co.                             311,782
         2,241    Brown-Forman Corp.                                     140,287
        13,368    Campbell Soup Co.                                      399,302
        88,791    Coca-Cola Co.                                        4,186,496
        13,758    Coca-Cola Enterprises, Inc.                            260,576
        17,584    ConAgra, Inc.                                          417,972
         5,004    Fortune Brands, Inc.                                   198,108
         9,317    General Mills, Inc.                                    484,577
        11,415    H.J. Heinz Co.                                         469,385
         4,474    Hershey Foods Corp.                                    302,890
        13,288    Kellogg Co.                                            399,969
        57,875    PepsiCo., Inc.                                       2,817,934
        79,708    Philip Morris Cos., Inc.                             3,654,612
        25,751    Sara Lee Corp.                                         572,445
        12,446    Starbucks Corp. *                                      237,096
         9,416    The Pepsi Bottling Group, Inc.                         221,276
        18,713    Unilever NV                                          1,078,056
         5,345    UST, Inc.                                              187,075
         7,395    W.M. Wrigley Jr. Co.                                   379,881
                                                                    ------------
                                                                      18,113,416
--------------------------------------------------------------------------------
Footwear -- 0.1%
         8,879    NIKE, Inc.                                             499,355
         1,917    Reebok Int'l. Ltd. *                                    50,800
                                                                    ------------
                                                                         550,155
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Gold Mining -- 0.1%
        17,534    Barrick Gold Corp.                                $    279,661
        10,726    Placer Dome, Inc.                                      117,021
                                                                    ------------
                                                                         396,682
--------------------------------------------------------------------------------
Hospital Supplies -- 3.1%
        19,394    Baxter Int'l., Inc.                                  1,040,100
         8,433    Becton Dickinson & Co., Inc.                           279,554
         8,787    Biomet, Inc.                                           271,518
        13,142    Boston Scientific Corp. *                              316,985
         1,659    C.R. Bard, Inc.                                        107,005
        10,051    Guidant Corp. *                                        500,540
       105,767    Johnson & Johnson                                    6,250,830
        39,569    Medtronic, Inc.                                      2,026,328
         2,807    St. Jude Medical, Inc. *                               217,964
         6,421    Stryker Corp.                                          374,794
                                                                    ------------
                                                                      11,385,618
--------------------------------------------------------------------------------
Household Products -- 1.4%
         2,661    Black & Decker Corp.                                   100,399
         7,743    Clorox Co.                                             306,236
        18,368    Colgate-Palmolive Co.                                1,060,752
         8,730    Newell Rubbermaid, Inc.                                240,686
        42,402    Procter & Gamble Co.                                 3,355,270
         1,892    Snap-On, Inc.                                           63,685
         2,795    Stanley Works                                          130,163
         1,896    Tupperware Corp.                                        36,498
                                                                    ------------
                                                                       5,293,689
--------------------------------------------------------------------------------
Insurance -- 4.1%
         4,664    Aetna, Inc.                                            153,865
        17,215    AFLAC, Inc.                                            422,801
        23,717    Allstate Corp.                                         799,263
         3,463    Ambac Financial Group, Inc.                            200,369
        90,464    American Int'l. Group, Inc.                          7,182,842
         8,573    Aon Corp.                                              304,513
         5,737    Chubb Corp.                                            395,853
         4,903    Cigna Corp.                                            454,263
         5,262    Cincinnati Financial Corp.                             200,745
        11,059    Conseco, Inc. *                                         49,323
         7,760    Hartford Financial Svcs. Group, Inc.                   487,561
         4,980    Jefferson-Pilot Corp.                                  230,425
        10,086    John Hancock Financial Svcs.                           416,552
         6,149    Lincoln Nat'l. Corp., Inc.                             298,657
         9,020    Marsh & McLennan Cos., Inc.                            969,199
         4,853    MBIA, Inc.                                             260,266
        24,545    MetLife, Inc.                                          777,586
         3,507    MGIC Investment Corp.                                  216,452
         2,418    Progressive Corp.                                      361,007
         9,346    Providian Financial Corp.                               33,178
         4,182    SAFECO Corp.                                           130,269
         7,020    St. Paul Cos., Inc.                                    308,669
         4,107    Torchmark Corp.                                        161,528
         7,903    UnumProvident Corp.                                    209,509
                                                                    ------------
                                                                      15,024,695
--------------------------------------------------------------------------------
Lodging -- 0.3%
        27,888    Cendant Corp. *                                        546,884
        12,075    Hilton Hotels Corp.                                    131,859
         7,981    Marriott Int'l., Inc.                                  324,427
         6,507    Starwood Hotels & Resorts
                     Worldwide, Inc.                                     194,234
                                                                    ------------
                                                                       1,197,404
--------------------------------------------------------------------------------
Machinery and Construction Maintenance -- 0.3%
        11,238    Caterpillar, Inc.                                      587,185
         7,686    Deere & Co.                                            335,571
         2,595    Fluor Corp.                                             97,053
                                                                    ------------
                                                                       1,019,809
--------------------------------------------------------------------------------
Machinery - Industrial Specialty -- 0.5%
         3,065    Cooper Industries, Inc.                                107,030
         6,655    Dover Corp.                                            246,701
         9,951    Illinois Tool Works, Inc.                              673,882
         5,235    Ingersoll-Rand Co.                                     218,875
         4,020    Pall Corp.                                              96,721
         3,826    Parker-Hannifin Corp.                                  175,652
         5,935    Thermo Electron Corp. *                                141,609
                                                                    ------------
                                                                       1,660,470
--------------------------------------------------------------------------------
Merchandising - Department Stores -- 0.9%
         3,709    Big Lots, Inc.                                          38,573
         2,784    Dillards, Inc.                                          44,544
        10,824    Dollar General Corp.                                   161,277
        12,067    Family Dollar Stores, Inc.                             361,769
         6,472    Federated Department Stores, Inc. *                    264,705
        10,906    Kohl's Corp. *                                         768,219
         9,786    May Department Stores Co.                              361,886
         4,381    Nordstrom, Inc.                                         88,628
        29,435    Target Corp.                                         1,208,307
                                                                    ------------
                                                                       3,297,908
--------------------------------------------------------------------------------
Merchandising - Drugs -- 0.7%
        14,595    Cardinal Health, Inc.                                  943,713
         9,324    McKesson Corp.                                         348,718
        33,325    Walgreen Co.                                         1,121,719
                                                                    ------------
                                                                       2,414,150
--------------------------------------------------------------------------------
Merchandising - Food -- 0.7%
        13,259    Albertson's, Inc.                                      417,526
        26,542    Kroger Co. *                                           553,932
        16,546    Safeway, Inc. *                                        690,795
         4,335    Supervalu, Inc.                                         95,890
        22,018    Sysco Corp.                                            577,312
         4,599    Winn-Dixie Stores, Inc.                                 65,536
                                                                    ------------
                                                                       2,400,991
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
December 31, 2001 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Merchandising - Mass -- 2.6%
         8,611    J.C. Penney Co., Inc.                             $    231,636
        16,040    K Mart Corp. *                                          87,578
        10,755    SearsRoebuck & Co.                                     512,368
       153,479    Wal-Mart Stores, Inc.                                8,832,717
                                                                    ------------
                                                                       9,664,299
--------------------------------------------------------------------------------
Merchandising - Special -- 2.6%
         3,666    AutoZone, Inc. *                                       263,219
         9,450    Bed, Bath & Beyond, Inc. *                             320,355
         6,855    Best Buy Co., Inc. *                                   510,560
         6,810    Circuit City Stores, Inc.                              176,719
        14,733    Costco Wholesale Corp. *                               653,850
        12,876    CVS Corp.                                              381,130
        83,650    Home Depot, Inc.                                     4,266,986
        25,182    Lowe's Cos., Inc.                                    1,168,697
         9,742    Office Depot, Inc. *                                   180,617
         6,071    RadioShack Corp.                                       182,737
        14,938    Staples, Inc. *                                        279,341
        28,139    The Gap, Inc.                                          392,258
        13,960    The Limited, Inc.                                      205,491
         4,778    Tiffany & Co.                                          150,364
         9,179    TJX Cos., Inc.                                         365,875
         6,468    Toys R Us, Inc. *                                      134,146
                                                                    ------------
                                                                       9,632,345
--------------------------------------------------------------------------------
Metals - Aluminum -- 0.4%
        10,454    Alcan Aluminum Ltd.                                    375,612
        28,259    Alcoa, Inc.                                          1,004,608
                                                                    ------------
                                                                       1,380,220
--------------------------------------------------------------------------------
Metals - Copper -- 0.1%
         4,712    Freeport-McMoran Copper & Gold, Inc. *                  63,093
         6,400    Newmont Mining Corp.                                   122,304
         2,577    Phelps Dodge Corp.                                      83,495
                                                                    ------------
                                                                         268,892
--------------------------------------------------------------------------------
Metals - Miscellaneous -- 0.1%
         2,626    Allegheny Technologies, Inc.                            43,985
         4,281    Engelhard Corp.                                        118,498
         5,954    Inco Ltd. *                                            100,861
                                                                    ------------
                                                                         263,344
--------------------------------------------------------------------------------
Metals - Steel -- 0.1%
         2,540    Nucor Corp.                                            134,518
         2,907    USX-U.S. Steel Corp.                                    52,646
         2,795    Worthington Industries, Inc.                            39,689
                                                                    ------------
                                                                         226,853
--------------------------------------------------------------------------------
Miscellaneous - Capital Goods -- 0.7%
         6,913    Applera Corp.-Applied Biosystems
                     Group                                               271,474
         1,542    Millipore Corp.                                         93,599
        12,962    Minnesota Mng. & Mfg. Co.                            1,532,238
         3,304    PerkinElmer, Inc.                                      115,706
         3,817    Quintiles Transnational Corp. *                         61,263
         3,109    W.W. Grainger, Inc.                                    149,232
         6,362    Zimmer Hldgs., Inc. *                                  194,295
                                                                    ------------
                                                                       2,417,807
--------------------------------------------------------------------------------
Miscellaneous - Consumer Growth Cyclical -- 0.1%
         1,347    Nat'l. Svc. Industries, Inc.                             2,721
         4,024    Sapient Corp. *                                         31,065
        18,560    Yahoo, Inc. *                                          329,255
                                                                    ------------
                                                                         363,041
--------------------------------------------------------------------------------
Miscellaneous - Consumer Growth Staples -- 0.4%
         2,079    American Greetings Corp.                                28,649
         5,594    Convergys Corp. *                                      209,719
         4,688    Equifax, Inc.                                          113,215
         9,646    IMS Health, Inc.                                       188,194
        12,280    Interpublic Group Cos., Inc.                           362,751
         6,064    Omnicom Group, Inc.                                    541,818
                                                                    ------------
                                                                       1,444,346
--------------------------------------------------------------------------------
Natural Gas - Diversified -- 0.0%
        24,427    Enron Corp.                                             14,656
--------------------------------------------------------------------------------
Oil and Gas Producing -- 0.5%
         8,205    Anadarko Petroleum Corp.                               466,454
         4,517    Apache Corp.                                           225,288
         6,924    Burlington Resources, Inc.                             259,927
         4,237    Devon Energy Corp.                                     163,760
         3,796    EOG Resources, Inc.                                    148,462
        12,129    Occidental Petroleum Corp.                             321,782
         7,968    Unocal Corp.                                           287,406
                                                                    ------------
                                                                       1,873,079
--------------------------------------------------------------------------------
Oil and Gas Services -- 0.7%
        10,989    Baker Hughes, Inc.                                     400,769
        14,047    Halliburton Co.                                        184,016
         2,003    McDermott Int'l., Inc. *                                24,577
         4,808    Nabors Industries, Inc. *                              165,059
         4,390    Noble Drilling Corp. *                                 149,435
         3,089    Rowan Cos., Inc. *                                      59,834
        25,858    Schlumberger Ltd.                                    1,420,897
        10,410    Transocean Sedco Forex, Inc.                           352,066
                                                                    ------------
                                                                       2,756,653
--------------------------------------------------------------------------------
Oil - Integrated - Domestic -- 0.4%
         2,918    Amerada Hess Corp.                                     182,375
         2,285    Ashland, Inc.                                          105,293
         3,103    Kerr-McGee Corp.                                       170,044
        12,416    Phillips Petroleum Co.                                 748,188
         2,747    Sunoco, Inc.                                           102,573
        10,103    USX-Marathon Group                                     303,090
                                                                    ------------
                                                                       1,611,563
--------------------------------------------------------------------------------
Oil - Integrated - International -- 4.5%
        34,890    ChevronTexaco Corp.                                  3,126,493
        20,453    Conoco, Inc.                                           578,820
       225,890    Exxon Mobil Corp.                                    8,877,477
        76,381    Royal Dutch Petroleum Co.                            3,744,196
                                                                    ------------
                                                                      16,326,986
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.7%
         1,880    Boise Cascade Corp.                               $     63,939
         7,396    Georgia-Pacific Corp.                                  204,204
        15,813    Int'l. Paper Co.                                       638,054
        17,424    Kimberly-Clark Corp.                                 1,041,955
         3,417    Louisiana-Pacific Corp.                                 28,839
         3,245    Mead Corp.                                             100,238
         3,299    Westvaco Corp.                                          93,857
         7,044    Weyerhaeuser Co.                                       380,939
         3,589    Willamette Industries, Inc.                            187,059
                                                                    ------------
                                                                       2,739,084
--------------------------------------------------------------------------------
Photography -- 0.1%
         9,496    Eastman Kodak Co.                                      279,467
--------------------------------------------------------------------------------
Pollution Control -- 0.2%
         6,459    Allied Waste Industries, Inc. *                         90,814
        20,478    Waste Management, Inc.                                 653,453
                                                                    ------------
                                                                         744,267
--------------------------------------------------------------------------------
Publishing and Printing -- 0.7%
         2,313    Deluxe Corp.                                            96,175
         2,827    Dow Jones & Co., Inc.                                  154,722
        14,348    Gannett Co., Inc.                                      964,616
           646    Imagistics Int'l., Inc. *                                7,978
         2,397    Knight-Ridder, Inc.                                    155,637
         6,391    McGraw-Hill Cos., Inc.                                 389,723
         1,628    Meredith Corp.                                          58,038
         5,156    Moody's Corp.                                          205,518
         5,213    New York Times Co.                                     225,462
         3,843    R.R. Donnelley & Sons Co.                              114,099
         9,770    Tribune Co.                                            365,691
                                                                    ------------
                                                                       2,737,659
--------------------------------------------------------------------------------
Railroads -- 0.4%
        12,825    Burlington Northern Santa Fe                           365,897
         6,986    CSX Corp.                                              244,860
        12,594    Norfolk Southern Corp.                                 230,848
         8,115    Union Pacific Corp.                                    462,555
                                                                    ------------
                                                                       1,304,160
--------------------------------------------------------------------------------
Restaurants -- 0.4%
         3,865    Darden Restaurants, Inc.                               136,821
        42,341    McDonald's Corp.                                     1,120,766
         4,810    Tricon Global Restaurants *                            236,652
         3,721    Wendy's Int'l., Inc.                                   108,542
                                                                    ------------
                                                                       1,602,781
--------------------------------------------------------------------------------
Semiconductors - Communications -- 1.2%
         9,838    Applied Micro Circuits Corp. *                         111,366
         8,515    Broadcom Corp. *                                       348,008
         8,089    Conexant Systems, Inc. *                               116,158
        10,406    Linear Technology Corp.                                406,250
        10,748    Maxim Integrated Products, Inc. *                      564,378
        10,442    PMC-Sierra, Inc. *                                     221,997
         5,987    Rockwell Collins, Inc.                                 116,747
        67,032    Texas Instruments, Inc.                              1,876,896
         6,003    Vitesse Semiconductor Corp. *                           74,617
        10,889    Xilinx, Inc. *                                         425,215
                                                                    ------------
                                                                       4,261,632
--------------------------------------------------------------------------------
Semiconductors - Equipment -- 0.6%
        14,954    Agilent Technologies, Inc. *                           426,338
        26,621    Applied Materials, Inc. *                            1,067,502
         6,069    KLA-Tencor Corp. *                                     300,780
         4,664    Novellus Systems, Inc. *                               183,995
         5,707    Teradyne, Inc. *                                       172,009
                                                                    ------------
                                                                       2,150,624
--------------------------------------------------------------------------------
Telecommunications -- 4.6%
       112,961    AT & T Corp.                                         2,049,113
        61,358    BellSouth Corp.                                      2,340,808
         9,342    Citizens Comm. Co. *                                    99,586
        54,388    Qwest Comm. Int'l., Inc.                               768,502
       118,759    SBC Comm., Inc.                                      4,651,790
        29,016    Sprint Corp. (FON Group)                               582,641
        30,676    Sprint Corp. (PCS Group) *                             748,801
        88,548    Verizon Comm.                                        4,202,488
        94,552    WorldCom, Inc.-WorldCom Group *                      1,331,292
                                                                    ------------
                                                                      16,775,021
--------------------------------------------------------------------------------
Telecommunications - Equipment -- 2.7%
        25,589    ADC Telecomm., Inc. *                                  117,709
         2,665    Andrew Corp. *                                          58,337
         9,292    Avaya, Inc. *                                          112,898
       259,451    Cisco Systems, Inc. *                                4,698,658
        30,452    Corning, Inc.                                          271,632
        43,092    JDS Uniphase Corp. *                                   374,038
       111,502    Lucent Technologies, Inc.                              701,348
        71,900    Motorola, Inc.                                       1,079,938
       104,314    Nortel Networks Corp.                                  782,355
        24,792    QUALCOMM, Inc. *                                     1,251,996
         5,332    Scientific Atlanta, Inc.                               127,648
        13,398    Tellabs, Inc. *                                        200,434
                                                                    ------------
                                                                       9,776,991
--------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.3%
        10,249    ALLTEL Corp.                                           632,671
        29,022    Global Crossing Ltd. *                                  24,378
        25,046    Nextel Comm., Inc. *                                   274,504
                                                                    ------------
                                                                         931,553
--------------------------------------------------------------------------------
Textile - Apparel and Production -- 0.1%
         5,534    Cintas Corp. *                                         265,632
         1,720    Liz Claiborne, Inc.                                     85,570
         3,666    V.F. Corp.                                             143,011
                                                                    ------------
                                                                         494,213
--------------------------------------------------------------------------------
Transportation - Miscellaneous -- 0.2%
        10,052    FedEx Corp. *                                          521,498
         1,975    Ryder Systems, Inc.                                     43,746
                                                                    ------------
                                                                         565,244
--------------------------------------------------------------------------------
                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
December 31, 2001 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Utilities - Electric and Water -- 2.2%
        17,420    AES Corp. *                                       $    284,817
         4,082    Allegheny Energy, Inc.                                 147,850
         4,492    Ameren Corp.                                           190,012
        10,547    American Electric Power, Inc.                          459,111
         9,778    Calpine Corp. *                                        164,173
         4,616    CenturyTel, Inc.                                       151,405
         5,206    CiNergy Corp.                                          174,037
         4,321    CMS Energy Corp.                                       103,834
         6,944    Consolidated Edison, Inc.                              280,260
         5,361    Constellation Energy Group, Inc.                       142,334
         8,100    Dominion Resources, Inc.                               486,810
         5,396    DTE Energy Co.                                         226,308
        25,272    Duke Energy Co.                                        992,179
        10,667    Edison Int'l. *                                        161,072
         7,226    Entergy Corp.                                          282,609
        10,496    Exelon Corp.                                           502,548
         9,928    FirstEnergy Corp.                                      347,281
         5,757    FPL Group, Inc.                                        324,695
        11,114    Mirant Corp. *                                         178,046
         5,246    Niagara Mohawk Hldgs., Inc. *                           93,012
         6,761    NiSource, Inc.                                         155,909
         1,247    NiSource, Inc.-SAILS *                                   2,893
        12,674    PG&E Corp. *                                           243,848
         2,774    Pinnacle West Capital Corp.                            116,092
         4,778    PPL Corp.                                              166,513
         6,747    Progress Energy, Inc.                                  303,817
         6,809    Public Svc. Enterprise Group, Inc.                     287,272
         9,739    Reliant Energy, Inc.                                   258,278
        22,427    Southern Co.                                           568,524
         8,410    TXU Corp.                                              396,531
                                                                    ------------
                                                                       8,192,070
--------------------------------------------------------------------------------
Utilities - Gas and Pipeline -- 0.2%
         4,496    KeySpan Corp.                                          155,786
         3,748    Kinder Morgan, Inc.                                    208,726
         1,486    NICOR, Inc.                                             61,877
         1,948    ONEOK, Inc.                                             34,752
         1,159    Peoples Energy Corp.                                    43,961
         6,743    Sempra Energy                                          165,541
                                                                    ------------
                                                                         670,643
--------------------------------------------------------------------------------
Wireless Communications -- 0.5%
       118,204    AT & T Wireless Svcs., Inc. *                        1,698,591
--------------------------------------------------------------------------------
                  Total Common Stocks
                    (Cost $412,826,586)                              349,540,280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 0.4%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
                  U.S. Treasury Bill
$    1,500,000      1.80%, 2/7/2002
                    (Cost $1,497,233)                               $  1,497,233
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 4.2%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$   15,361,000    State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 12/31/2001,
                  maturity value $15,362,502
                  at 1.76%, due 1/2/2002 (1)
                    (Cost $15,361,000)                              $ 15,361,000
--------------------------------------------------------------------------------
Total Investments -- 100.0%
  (Cost $429,684,819)                                                366,398,513
Cash, Receivables and Other Assets
  Less Liabilities -- 0.0%                                               145,349
--------------------------------------------------------------------------------
Net Assets -- 100%                                                  $366,543,862
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Purchased Futures Contracts
--------------------------------------------------------------------------------
                                                                     Unrealized
Contracts             Description            Expiration             Appreciation
--------------------------------------------------------------------------------
54                    S&P 500 Index            3/2002                 $ 358,606
--------------------------------------------------------------------------------

At December 31, 2001 The Guardian VC 500 Index Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
   Investments, at market (cost $429,684,819)                     $ 366,398,513
   Cash                                                                  56,814
   Dividends receivable                                                 354,238
   Receivable for fund shares sold                                        7,800
   Interest receivable                                                      751
   Other assets                                                           1,417
                                                                  -------------
      Total Assets                                                  366,819,533
                                                                  -------------

LIABILITIES
   Payable for variation margin                                         136,350
   Accrued expenses                                                      52,302
   Payable for fund shares redeemed                                       9,790
   Due to affiliates                                                     77,229
                                                                  -------------
      Total Liabilities                                                 275,671
                                                                  -------------
      Net Assets                                                  $ 366,543,862
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $      43,301
   Additional paid-in capital                                       430,758,504
   Undistributed net investment income                                  119,079
   Accumulated net realized loss on investments                      (1,449,322)
   Net unrealized depreciation on investments                       (62,927,700)
                                                                  -------------
      Net Assets                                                  $ 366,543,862
                                                                  =============

Shares Outstanding -- $0.001 par value                               43,300,817
                                                                  =============

Net Asset Value Per Share                                         $        8.47
                                                                  =============


Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
   Dividends                                                      $   4,216,440
   Interest                                                             467,729
   Less: Foreign tax withheld                                           (18,918)
                                                                  -------------
      Total Income                                                    4,665,251
                                                                  -------------

   Expenses:
      Investment advisory fees -- Note B                                822,006
      Custodian fees                                                    138,593
      Registration fees                                                  47,216
      Printing expense                                                   38,105
      Audit fees                                                         19,500
      Directors' fees -- Note B                                          15,303
      Legal fees                                                          4,727
      Loan commitment fees -- Note H                                      2,966
      Insurance expense                                                   2,077
      Other                                                               1,206
                                                                  -------------
        Total Expenses before reimbursement                           1,091,699
      Less: Expenses assumed by investment adviser                     (171,052)
                                                                  -------------
        Net Expenses                                                    920,647
                                                                  -------------

   Net Investment Income                                              3,744,604
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
      Net realized loss on investments                               (1,416,473)
      Net change in unrealized depreciation
        of investments                                              (44,319,007)
                                                                  -------------
Net Realized and Unrealized Loss
   on Investments                                                   (45,735,480)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                           $ (41,990,876)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

Statement of Changes in Net Assets

                                                                                 Year Ended December 31,
                                                                                  2001             2000
                                                                             -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                  $   3,744,604    $   2,679,354
      Net realized gain/(loss) on investments                                   (1,416,473)         159,467
      Net change in unrealized appreciation/(depreciation) of investments      (44,319,007)     (33,360,570)
                                                                             -------------    -------------
        Net Decrease in Net Assets from Operations                             (41,990,876)     (30,521,749)
                                                                             -------------    -------------

   Dividends and Distributions to Shareholders from:
      Net investment income                                                     (3,701,855)      (2,612,262)
      Net realized gain on investments                                             (88,140)        (455,143)
                                                                             -------------    -------------
        Total Dividends and Distributions to Shareholders                       (3,789,995)      (3,067,405)
                                                                             -------------    -------------

   From Capital Share Transactions:
      Net increase in net assets from capital share transactions -- Note G     117,724,599      110,384,913
                                                                             -------------    -------------
   Net Increase in Net Assets                                                   71,943,728       76,795,759

NET ASSETS:
Beginning of year                                                              294,600,134      217,804,375
                                                                             -------------    -------------
End of year *                                                                $ 366,543,862    $ 294,600,134
                                                                             =============    =============

* Includes undistributed net investment income of:                           $     119,079    $      75,228

                       See notes to financial statements.


--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                        Period From
                                                       Year Ended December 31,       August 25, 1999+
                                                    -----------------------------     to December 31,
                                                           2001              2000          1999
                                                    -------------------------------------------------
Net asset value,
   beginning of period ..........................   $      9.72       $     10.75     $     10.14
                                                    -----------       -----------     -----------
Income from investment
   operations:
   Net investment income ........................          0.09              0.09            0.03
   Net realized and unrealized gain/
      (loss) on investments .....................         (1.25)            (1.01)           0.61
                                                    -----------       -----------     -----------
   Net increase/(decrease) from investment
      operations ................................         (1.16)            (0.92)           0.64
                                                    -----------       -----------     -----------

Dividends and Distributions to Shareholders from:
   Net investment income ........................         (0.09)            (0.09)          (0.03)
   Net realized gain on investments .............         (0.00)(a)         (0.02)             --
                                                    -----------       -----------     -----------
   Total dividends and distributions ............         (0.09)            (0.11)          (0.03)
                                                    -----------       -----------     -----------

Net asset value, end of period ..................   $      8.47       $      9.72     $     10.75
                                                    -----------       -----------     -----------

Total return* ...................................        (11.92)%           (8.66)%          6.38%(b)
                                                    -----------       -----------     -----------
Ratios/supplemental data:
   Net assets, end of period
      (000's omitted) ...........................   $   366,544       $   294,600     $   217,804
   Ratio of expenses to
      average net assets ........................          0.28%             0.28%           0.36%(c)
   Ratio of expenses after custody credits to
      average net assets ........................           N/A               N/A            0.29%(c)
   Ratio of expenses, excluding waivers, to
      average net assets ........................          0.33%             0.34%           0.36%(c)
   Ratio of net investment income to
      average net assets ........................          1.14%             0.93%           0.99%(c)
   Portfolio turnover
      rate ......................................             1%                1%              1%

+     Commencement of investment operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------
Mutual Funds -- 71.3%
--------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Equity -- 58.7%
     3,100,828    The Guardian VC 500 Index Fund                   $ 26,264,013
-------------------------------------------------------------------------------
Fixed Income -- 12.6%
       470,055    The Guardian Bond Fund, Inc.                        5,635,955
-------------------------------------------------------------------------------
                  Total Mutual Funds
                     (Cost $34,150,852)                              31,899,968
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 4.5%
-------------------------------------------------------------------------------
Principal
Amount                                                                 Value
-------------------------------------------------------------------------------
                  U.S. Treasury Bill
$    2,000,000      2.14%, 1/17/2002
                     (Cost $1,998,098)                             $  1,998,098
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreements -- 24.5%
-------------------------------------------------------------------------------
$    5,000,000    Lehman Brothers
                  repurchase agreement,
                  dated 12/31/2001,
                  maturity value $5,000,472
                  at 1.70%, due 1/2/2002 (1)                       $  5,000,000
     5,985,000    State Street Bank and Trust Co.
                  repurchase agreement,
                  dated 12/31/2001,
                  maturity value $5,985,585 at
                  1.76%, due 1/2/2002 (1)                             5,985,000
-------------------------------------------------------------------------------
                  Total Repurchase Agreements
                     (Cost $10,985,000)                              10,985,000
-------------------------------------------------------------------------------
Total Investments -- 100.3%
  (Cost $47,133,950)                                                 44,883,066
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.3)%                                           (115,078)
-------------------------------------------------------------------------------
Net Assets -- 100%                                                 $ 44,767,988
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Purchased (P)/Sold (S) Futures Contracts
--------------------------------------------------------------------------------

                                                                     Unrealized
Contracts       Type      Description              Expiration       Appreciation
--------------------------------------------------------------------------------
14              S         U.S. Treasury Notes,
                            5 Year                 3/2002             $  16,047
41              P         S&P 500 Index            3/2002               316,312
--------------------------------------------------------------------------------
                                                                      $ 332,359
--------------------------------------------------------------------------------

At December 31, 2001 The Guardian VC Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                       See notes to financial statements.


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
   Investments, at identified cost*                                $ 47,133,950
                                                                   ============
   Investments, at market                                            33,898,066
   Repurchase agreements                                             10,985,000
                                                                   ------------
      Total Investments                                              44,883,066
   Cash                                                                     947
   Receivable for fund shares sold                                       20,468
   Interest receivable                                                      529
   Other assets                                                             121
                                                                   ------------
      Total Assets                                                   44,905,131
                                                                   ------------

LIABILITIES
   Payable for margin variation                                         110,744
   Accrued expenses                                                      21,173
   Due to affiliates                                                      5,226
                                                                   ------------
      Total Liabilities                                                 137,143
                                                                   ------------
      Net Assets                                                   $ 44,767,988
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      5,193
   Additional paid-in capital                                        51,718,551
   Undistributed net investment income                                  722,390
   Accumulated net realized loss on investments                      (5,759,621)
   Net unrealized depreciation of investments                        (1,918,525)
                                                                   ------------
      Net Assets                                                   $ 44,767,988
                                                                   ============

Shares Outstanding -- $0.001 par value                                5,192,633
                                                                   ============

Net Asset Value Per Share                                          $       8.62
                                                                   ============


Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
   Interest                                                        $    751,450
   Dividends                                                            600,426
                                                                   ------------
      Total Income                                                    1,351,876
                                                                   ------------

   Expenses:
      Investment advisory fees -- Note B                                207,553
      Custodian fees                                                     31,111
      Audit fees                                                         18,500
      Directors' fees -- Note B                                          16,703
      Printing expense                                                    8,649
      Legal fees                                                            800
      Registration fees                                                     507
      Loan commitment fees -- Note H                                        200
      Insurance expense                                                     118
      Other                                                                 680
                                                                   ------------
        Total Expenses before reimbursement                             284,821
      Less: Expenses assumed by investment
        adviser(1)                                                     (122,243)
                                                                   ------------
          Net Expenses                                                  162,578
                                                                   ------------
   Net Investment Income                                              1,189,298
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
      Net realized loss on investments                               (2,251,511)
      Net realized loss on sale of underlying funds                  (3,765,113)
      Net realized gains received from
        underlying funds                                                 33,322
      Net change in unrealized depreciation
        of investments -- Note F                                        907,753
                                                                   ------------
   Net Realized and Unrealized Loss
      on Investments                                                 (5,075,549)
                                                                   ------------
        NET DECREASE IN NET ASSETS
          FROM OPERATIONS                                          $ (3,886,251)
                                                                   ============

*     Includes repurchase agreement.

(1) The fund does not impose any additional advisory fees for the portion of the fund's assets invested in other Guardian Funds.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

Statement of Changes in Net Assets

                                                                               Year Ended December 31,
                                                                                2001            2000
                                                                            ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                 $  1,189,298    $  1,270,593
      Net realized gain/(loss) on investments                                 (5,983,302)      2,653,886
      Net change in unrealized appreciation/(depreciation) of investments        907,753      (3,216,838)
                                                                            ------------    ------------
        Net Increase/(Decrease) in Net Assets from Operations                 (3,886,251)        707,641
                                                                            ------------    ------------

   Dividends and Distributions to Shareholders from:
      Net investment income                                                     (477,616)     (1,260,466)
      Net realized gain on investments                                        (1,095,289)     (2,660,471)
                                                                            ------------    ------------
        Total Dividends and Distributions to Shareholders                     (1,572,905)     (3,920,937)
                                                                            ------------    ------------

   From Capital Share Transactions:
      Net increase in net assets from capital share transactions -- Note G    11,599,671      14,091,013
                                                                            ------------    ------------
   Net Increase in Net Assets                                                  6,140,515      10,877,717

NET ASSETS:
Beginning of year                                                             38,627,473      27,749,756
                                                                            ------------    ------------
End of year *                                                               $ 44,767,988    $ 38,627,473
                                                                            ============    ============

* Includes undistributed net investment income of:                          $    722,390    $     10,844

                       See notes to financial statements.


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                Period From
                                                Year Ended December 31,    September 15, 1999+
                                             ----------------------------     to December 31,
                                                   2001              2000          1999
                                             -------------------------------------------------
Net asset value,
   beginning of period ...................   $     9.83        $    10.68        $     9.94
                                             ----------        ----------        ----------
Income from investment
   operations:
   Net investment income .................         0.24              0.37              0.12
   Net realized and unrealized gain/(loss)
      on investments .....................        (1.12)            (0.05)             0.74
                                             ----------        ----------        ----------
   Net increase/(decrease) from investment
      operations .........................        (0.88)             0.32              0.86
                                             ----------        ----------        ----------

Dividends and Distributions
   to Shareholders from:
   Net investment income .................        (0.10)            (0.36)            (0.12)
   Net realized gain on investments ......        (0.23)            (0.81)               --
                                             ----------        ----------        ----------
   Total dividends and distributions .....        (0.33)            (1.17)            (0.12)
                                             ----------        ----------        ----------

Net asset value, end of period ...........   $     8.62        $     9.83        $    10.68
                                             ----------        ----------        ----------

Total return* ............................        (9.03)%            3.00%             8.67%(a)
                                             ----------        ----------        ----------

Ratios/supplemental data:
   Net assets, end of period
      (000's omitted) ....................   $   44,768        $   38,627        $   27,750
   Ratio of expenses to
      average net assets .................         0.39%(c)          0.48%(c)          0.67%(b)(c)
   Gross expense ratio ...................         0.56%(d)          0.73%(d)          0.98%(b)(d)
   Ratio of net investment
      income to average net assets .......         2.87%             3.83%             4.09%(b)
   Portfolio turnover rate ...............           29%               12%                0%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.
(c)   Amounts do not include expenses of the underlying funds.
(d)   Amounts include expenses of the underlying funds.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------
Corporate Bonds -- 92.6%
--------------------------------------------------------------------------------

                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*                Value
--------------------------------------------------------------------------------
Aerospace -- 5.5%
$   500,000     Alliant Techsystems, Inc.
                Sr. Sub. Nt.
                8.50% due 5/15/2011                    B2/B         $    520,000
    310,000     BE Aerospace, Inc.
                Sr. Sub. Nt.
                9.50% due 11/1/2008                    B2/B              273,575
    410,000     K & F Ind., Inc.
                Sr. Sub. Nt. Ser. B
                9.25% due 10/15/2007                   B2/B              410,000
    600,000     Sequa Corp.
                Sr. Nt.
                8.875% due 4/1/2008                    Ba3/BB            561,000
                                                                    ------------
                                                                       1,764,575
--------------------------------------------------------------------------------
Broadcasting -- 2.1%
    154,000     Allbritton Comm. Co.
                Sr. Sub. Nt. Ser. B
                8.875% due 2/1/2008                    B3/B-             157,850
    205,000     Clear Channel Comm.
                Sr. Sub. Nt. Ser. B
                8.125% due 12/15/2007                  Ba2/BB+           212,175
    154,000     Emmis Comm. Corp.
                Sr. Sub. Nt
                8.125% due 3/15/2009                   B2/B-             147,455
    153,000     Sinclair Broadcast Group, Inc.
                Sr. Sub. Nt.
                8.75% due 12/15/2007                   B2/B              152,618
                                                                    ------------
                                                                         670,098
--------------------------------------------------------------------------------
Cable and Wireless Video -- 7.0%
                Adelphia Comm. Corp.
                Sr. Nt. Ser. B
    150,000     10.50% due 7/15/2004                   B2/B+             150,563
                Sr. Nt.
     82,000     10.25% due 6/15/2011                   B2/B+              81,795
                Charter Comm. Hldgs.
                Sr. Nt.
    158,000     10.00% due 4/1/2009                    B2/B+             162,147
                Sr. Nt.
    462,000     10.75% due 10/1/2009                   B2/B+             487,410
    620,000     CSC Hldgs., Inc.
                Sr. Nt.
                7.625% due 4/1/2011                    Ba1/BB+           620,854
    154,000     Echostar DBS Corp.
                Sr. Nt.
                9.25% due 2/1/2006                     B1/B+             157,080
    308,000     Insight Midwest LP
                Sr. Nt.
                10.50% due 11/1/2010                   B1/B+             332,640
    308,000     Pegasus Comm. Corp.
                Sr. Nt. Ser. B
                9.625% due 10/15/2005                  B3/CCC+           277,200
                                                                    ------------
                                                                       2,269,689
--------------------------------------------------------------------------------
Chemicals -- 2.0%
     80,000     Compass Minerals Group, Inc.
                Sr. Sub. Nt. +
                10.00% due 8/15/2011                   B3/B               83,000
    155,000     Equistar Chemicals LP
                Sr. Nt.
                10.125% due 9/1/2008                   Ba2/BBB-          155,775
    308,000     Millennium America, Inc.
                Sr. Nt.
                9.25% due 6/15/2008                    Ba1/BBB-          314,160
     78,000     OM Group, Inc.
                Sr. Sub. Nt. +
                9.25% due 12/15/2011                   B3/B+              79,560
                                                                    ------------
                                                                         632,495
-------------------------------------------------------------------------------
Consumer Durables -- 3.0%
    355,000     Briggs & Stratton Corp.
                Sr. Nt.
                8.875% due 3/15/2011                   Ba1/BBB-          370,975
    154,000     Sealy Mattress Co.
                Sr. Sub. Nt. +
                9.875% due 12/15/2007                  B2/B-             154,000
    300,000     Simmons Co.
                Sr. Sub. Nt. Ser. B
                10.25% due 3/15/2009                   B3/B-             303,000
    154,000     Steinway Musical Instruments, Inc.
                Sr. Nt. +
                8.75% due 4/15/2011                    Ba3/BB-           152,460
                                                                    ------------
                                                                         980,435
--------------------------------------------------------------------------------
Consumer Non-Durables -- 5.1%
     78,000     Armkel LLC
                Sr. Sub. Nt. +
                9.50% due 8/15/2009                    B2/B-              81,900
                Elizabeth Arden, Inc.
                Sr. Nt. Ser. D
    175,000     10.375% due 5/15/2007                  B2/B              167,125
                Sr. Sec. Nt. Ser. B
    330,000     11.75% due 2/1/2011                    B1/B+             338,250
    410,000     Playtex Products, Inc.
                Sr. Sub. Nt.
                9.375% due 6/1/2011                    B2/B              432,550
    250,000     St. John Knits Int'l., Inc.
                Sr. Sub. Nt.
                12.50% due 7/1/2009                    B3/B-             247,500

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.


--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------

                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*                Value
--------------------------------------------------------------------------------
$   350,000     William Carter Co.
                Sr. Sub. Nt. +
                10.875% due 8/15/2011                  B3/B-        $    374,500
                                                                    ------------
                                                                       1,641,825
--------------------------------------------------------------------------------
Diversified Media -- 3.7%
    154,000     Advanstar Comm., Inc.
                Sr. Sub. Nt.
                12.00% due 2/15/2011                   B2/B-             109,340
    330,000     American Media Operations, Inc.
                Sr. Sub. Nt.
                10.25% due 5/1/2009                    B2/B-             333,300
    103,000     Lamar Media Corp.
                Sr. Sub. Nt.
                8.625% due 9/15/2007                   Ba3/B             107,378
    500,000     Premier Parks, Inc.
                Sr. Nt.
                9.75% due 6/15/2007                    B3/B              507,500
    154,000     Primedia, Inc.
                Sr. Nt.
                8.875% due 5/15/2011                   Ba3/BB-           138,600
                                                                    ------------
                                                                       1,196,118
--------------------------------------------------------------------------------
Energy -- 6.3%
                AmeriGas Partners LP
                Sr. Nt. +
    103,000     10.00% due 4/15/2006                   Ba3/BB+           108,665
                Sr. Nt. +
    103,000     8.875% due 5/20/2011                   Ba3/BB+           106,090
    205,000     Belden & Blake Corp.
                Sr. Sub. Nt. Ser. B
                9.875% due 6/15/2007                   Caa3/CCC-         169,125
                Chesapeake Energy Corp.
                Sr. Nt. Ser. B
    130,000     7.875% due 3/15/2004                   B1/B+             130,325
                Sr. Nt.
    103,000     8.125% due 4/1/2011                    B2/B+              99,910
    356,000     Dresser, Inc.
                Sr. Nt.
                9.375% due 4/15/2011                   B2/B              363,120
    300,000     Newpark Resources, Inc.
                Sr. Sub. Nt. Ser. B
                8.625% due 12/15/2007                  B2/B+             278,250
    390,000     Pride Int'l., Inc.
                Sr. Nt.
                9.375% due 5/1/2007                    Ba2/BB+           410,475
     39,000     Stone Energy Corp.
                Sr. Sub. Nt. +
                8.25% due 12/15/2011                   B2/B+              39,585
    154,000     Vintage Petroleum, Inc.
                Sr. Sub. Nt.
                7.875% due 5/15/2011                   Ba3/BB-           150,920
    155,000     Westport Resources Corp.
                Sr. Sub. Nt. +
                8.25% due 11/1/2011                    Ba3/BB-           156,550
                                                                    ------------
                                                                       2,013,015
--------------------------------------------------------------------------------
Financial -- 1.4%
    155,000     AmeriCredit Corp.
                Sr. Sub. Nt.
                9.875% due 4/15/2006                   Ba1/BB-           145,700
    308,000     General Motors Acceptance Corp.
                Nt.
                6.875% due 9/15/2011                   A2/BBB+           301,704
                                                                    ------------
                                                                         447,404
--------------------------------------------------------------------------------
Food and Tobacco -- 7.5%
                Constellation Brands, Inc.
                Sr. Sub. Nt.
     52,000     8.625% due 8/1/2006                    Ba2/BB             53,560
                Sr. Sub. Nt.
    103,000     8.50% due 3/1/2009                     Ba3/B+            103,515
    350,000     Del Monte Corp.
                Sr. Sub. Nt.
                9.25% due 5/15/2011                    B3/B-             365,750
    600,000     Jack in the Box, Inc.
                Sr. Sub. Nt.
                8.375% due 4/15/2008                   Ba3/BB-           605,250
    205,000     Land O Lakes, Inc.
                Sr. Nt. +
                8.75% due 11/15/2011                   Ba3/BB            197,825
    400,000     Michael Foods, Inc.
                Sr. Sub. Nt. Ser. B
                11.75% due 4/1/2011                    B2/B-             432,000
    345,000     Premium Standard Farms, Inc.
                Sr. Nt.
                9.25% due 6/15/2011                    B1/BB             353,625
    155,000     Sbarro, Inc.
                Sr. Nt.
                11.00% due 9/15/2009                   Ba3/B+            148,800
    155,000     Smithfield Foods, Inc.
                Sr. Nt. +
                8.00% due 10/15/2009                   Ba2/BB+           159,650
                                                                    ------------
                                                                       2,419,975
--------------------------------------------------------------------------------
Food and Drug Retailers -- 2.0%
    308,000     Delhaize America, Inc.
                Nt.
                8.125% due 4/15/2011                   Baa3/BBB-         338,062
    350,000     Rite Aid Corp.
                Sr. Nt.
                7.625% due 4/15/2005                   Caa2/B-           304,500
                                                                    ------------
                                                                         642,562
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
December 31, 2001 (Continued)

                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*                Value
--------------------------------------------------------------------------------
Forest Products and Containers -- 4.7%
$   330,000     Kappa Beheer BV
                Sr. Sub. Nt.
                10.625% due 7/15/2009                  B2/B         $    356,400
    308,000     Norske Skog Canada Ltd.
                Sr. Nt. +
                8.625% due 6/15/2011                   Ba2/BB            319,550
    165,000     Packaging Corp. of America
                Sr. Sub. Nt.
                9.625% due 4/1/2009                    Ba2/BB-           180,675
    330,000     Stone Container Corp.
                Sr. Nt.
                9.75% due 2/1/2011                     B2/B              350,625
    310,000     Tembec Industries, Inc.
                Sr. Nt.
                8.50% due 2/1/2011                     Ba1/BB+           320,850
                                                                    ------------
                                                                       1,528,100
--------------------------------------------------------------------------------
Gaming and Leisure -- 7.4%
    500,000     Hollywood Casino Corp.
                Sr. Nt.
                11.25% due 5/1/2007                    B3/B              540,625
                Intrawest Corp.
                Sr. Nt.
    330,000     9.75% due 8/15/2008                    B1/B+             321,750
                Sr. Nt.
    135,000     10.50% due 2/1/2010                    B1/B+             135,169
    300,000     Mandalay Resort Group
                Sr. Sub. Nt. Ser. B
                10.25% due 8/1/2007                    Ba3/BB-           311,250
    310,000     Meristar Hosp. Oper. Fin.
                Sr. Nt. +
                10.50% due 6/15/2009                   B1/BB-            310,387
    154,000     Park Place Entertainment Corp.
                Sr. Nt.
                7.50% due 9/1/2009                     Baa3/BBB-         150,032
    155,000     Sun Int'l. Hotels Ltd.
                Sr. Sub. Nt.
                8.875% due 8/15/2011                   Ba3/B+            146,087
    472,000     Waterford Gaming LLC
                Sr. Nt. +
                9.50% due 3/15/2010                    B1/B+             483,800
                                                                    ------------
                                                                       2,399,100
--------------------------------------------------------------------------------
Health Care -- 6.1%
    500,000     Fisher Scientific Int'l., Inc.
                Sr. Sub. Nt.
                9.00% due 2/1/2008                     B3/B-             512,500
    330,000     Fresenius Medical Care
                Capital Tr.
                9.00% due 12/1/2006                    Ba3/B+            339,900
    450,000     HCA-The Healthcare Corp.
                Nt.
                8.75% due 9/1/2010                     Ba1/BB+           486,000
    205,000     Insight Health Svcs. Corp.
                Sr. Sub. Nt. +
                9.875% due 11/1/2011                   B3/B-             212,175
    400,000     Triad Hospitals, Inc.
                Sr. Nt. Ser. B
                8.75% due 5/1/2009                     B1/B-             417,000
                                                                    ------------
                                                                       1,967,575
--------------------------------------------------------------------------------
Housing -- 2.5%
    154,000     D.R. Horton, Inc.
                Sr. Nt.
                8.00% due 2/1/2009                     Ba1/BB            152,460
    310,000     Lennar Corp.
                Sr. Nt.
                7.625% due 3/1/2009                    Ba1/BB+           310,000
    103,000     Meritage Corp.
                Sr. Nt.
                9.75% due 6/1/2011                     B1/B              106,219
    195,000     Schuler Homes, Inc.
                Sr. Nt.
                9.00% due 4/15/2008                    Ba3/B+            198,900
     51,000     WCI Communities, Inc.
                Sr. Sub. Nt.
                10.625% due 2/15/2011                  B1/B               52,657
                                                                    ------------
                                                                         820,236
--------------------------------------------------------------------------------
Information Technology -- 3.2%
    400,000     Flextronics Int'l. Ltd.
                Sr. Sub. Nt.
                9.875% due 7/1/2010                    Ba2/BB-           420,000
    600,000     Iron Mountain, Inc.
                Sr. Sub. Nt.
                8.625% due 4/1/2013                    B2/B              624,000
                                                                    ------------
                                                                       1,044,000
--------------------------------------------------------------------------------
Manufacturing -- 1.0%
                Terex Corp.
                Sr. Sub. Nt.
    155,000     10.375% due 4/1/2011                   B2/B              161,200
                Sr. Sub. Nt. +
    155,000     9.25% due 7/15/2011                    B2/B              155,000
                                                                    ------------
                                                                         316,200
--------------------------------------------------------------------------------
Metals and Minerals -- 0.5%
    154,000     Luscar Coal Ltd.
                Sr. Nt. +
                9.75% due 10/15/2011                   Ba3/BB            159,390
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.


--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------

                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*                Value
--------------------------------------------------------------------------------
Retail -- 1.7%
$   308,000     J.C. Penney Co., Inc.
                Sr. Nt.
                6.90% due 8/15/2026                    Ba2/BBB-     $    302,000
    155,000     Petco Animal Supplies, Inc.
                Sr. Sub. Nt. +
                10.75% due 11/1/2011                   B3/B              158,100
     78,000     Rent-A-Center, Inc.
                Sr. Sub. Nt. Ser. C +
                11.00% due 8/15/2008                   B1/B               79,170
                                                                    ------------
                                                                         539,270
--------------------------------------------------------------------------------
Services -- 4.3%
                Allied Waste NA, Inc.
                Sr. Nt.
    154,000     7.625% due 1/1/2006                    Ba3/BB-           152,075
                Sr. Nt. +
    166,000     8.50% due 12/1/2008                    Ba3/BB-           167,660
                Sr. Sub. Nt.
    412,000     10.00% due 8/1/2009                    B2/B+             424,360
    330,000     United Rentals, Inc.
                Sr. Sub. Nt.
                9.00% due 4/1/2009                     B2/BB-            321,750
    308,000     Waste Management, Inc.
                Sr. Nt.
                7.375% due 8/1/2010                    Ba1/BBB           314,934
                                                                    ------------
                                                                       1,380,779
--------------------------------------------------------------------------------
Telecommunications -- 1.4%
    340,000     Flag Telecomm. Hldgs. Ltd.
                Sr. Nt.
                11.625% due 3/30/2010                  B2/B              142,800
    320,000     Globix Corp.
                Sr. Nt.
                12.50% due 2/1/2010                    NR/CC              64,000
    900,000     GT Group Telecomm., Inc.
                Sr. Disc. Nt.
                0/13.25% due 2/1/2010 (1)              Caa1/B-           117,000
    300,000     Williams Comm. Group, Inc.
                Sr. Nt.
                11.70% due 8/1/2008                    Caa1/CCC+         123,000
                                                                    ------------
                                                                         446,800
--------------------------------------------------------------------------------
Transportation -- 4.7%
    308,000     American Axle & Mfg., Inc.
                Sr. Sub. Nt.
                9.75% due 3/1/2009                     B1/B+             318,010
    311,000     Collins & Aikman Products Co.
                Sr. Nt +
                10.75% due 12/31/2011                  B1/B              311,778
                Delco Remy Int'l., Inc.
                Sr. Sub. Nt.
    206,000     10.625% due 8/1/2006                   B2/B              203,425
                Sr. Sub. Nt.
    102,000     11.00% due 5/1/2009                    B2/B              104,040
    185,000     Hayes Lemmerz Int'l., Inc.
                Sr. Sub. Nt.
                11.00% due 7/15/2006++                 C/D                 8,325
    154,000     Lear Corp.
                Sr. Nt. Ser. B
                8.11% due 5/15/2009                    Ba1/BB+           155,795
    308,000     Pennzoil-Quaker State
                Sr. Nt. +
                10.00% due 11/1/2008                   Ba3/BB-           321,860
     78,000     Teekay Shipping Corp.
                Sr. Nt. +
                8.875% due 7/15/2011                   Ba2/BB-            79,950
                                                                    ------------
                                                                       1,503,183
--------------------------------------------------------------------------------
Utilities -- 1.7%
    154,000     Aes Corp.
                Sr. Nt.
                8.875% due 2/15/2011                   Ba1/BB            135,520
    465,000     Calpine Canada Energy
                Sr. Nt.
                8.50% due 5/1/2008                     Ba1/BB+           425,300
                                                                    ------------
                                                                         560,820
--------------------------------------------------------------------------------
Wireless Communications -- 7.8%
    375,000     Airgate PCS, Inc.
                Sr. Sub. Disc. Nt.
                0/13.50% due 10/1/2009 (1)             Caa1/CCC          285,000
    155,000     American Tower Corp.
                Sr. Nt.
                9.375% due 2/1/2009                    B3/B-             124,775
    205,000     Crown Castle Int'l. Corp.
                Sr. Nt.
                10.75% due 8/1/2011                    B3/B              200,388
    154,000     Horizon PCS, Inc.
                Sr. Disc. Nt.
                0/14.00% due 10/1/2010 (1)             Caa1/CCC           79,310
    155,000     iPCS, Inc.
                Sr. Disc. Nt.
                0/14.00% due 7/15/2010  (1)            Caa1/CCC          102,300
    154,000     Nextel Comm., Inc.
                Sr. Disc. Nt.
                0/9.75% due 10/31/2007 (1)             B1/B              110,110

                       See notes to financial statements.

* Unaudited.                       + Rule 144A restricted security.
                                   ++ Non-income producing, security in default.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
December 31, 2001 (Continued)

                                                      Rating
Principal                                            Moody's/
Amount                                                 S&P*                Value
--------------------------------------------------------------------------------
$   300,000     Nextel Partners, Inc.
                Sr. Nt.
                11.00% due 3/15/2010                   B3/CCC+      $    243,000
    308,000     Pinnacle Hldgs., Inc.
                Sr. Disc. Nt.
                0/10.00% due 3/15/2008 (1)             Caa1/CCC-          75,460
                Telecorp PCS, Inc.
                Sr. Sub. Disc. Nt.
    154,000     11.625% due 4/15/2009                  B3/NR             133,980
                Sr. Sub. Nt.
    330,000     10.625% due 7/15/2010                  B3/NR             382,800
                Triton PCS, Inc.
                Sr. Sub. Disc. Nt.
    330,000     11.00% due 5/1/2008                    B2/B-             298,650
                Sr. Sub. Nt. +
    135,000     8.75% due 11/15/2011                   B2/B-             135,000
    345,000     U.S. Unwired, Inc.
                Sr. Sub. Disc. Nt. Ser. B
                0/13.375% due 11/1/2009 (1)            B3/CCC+           243,225
    154,000     Ubiquitel Operating Co.
                Sr. Sub. Disc. Nt. +
                0/14.00% due 4/15/2010 (1)             Caa1/CCC           82,390
                                                                    ------------
                                                                       2,496,388
--------------------------------------------------------------------------------
                Total Corporate Bonds
                  (Cost $30,264,448)                                  29,840,032
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sovereign Debt -- 1.0%
--------------------------------------------------------------------------------
$   308,000     United Mexican States Nt.
                8.375% due 1/14/2011
                  (Cost $313,241)                                   $    319,550
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warrants -- 0.1%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
        900     GT Group Telecomm., Inc.                            $      4,500
                exp. 2/1/2010
        330     Horizon PCS, Inc.                                            132
                exp. 10/1/2010 +
        500     Leap Wireless Int'l., Inc.                                20,000
                exp. 4/15/2010 +
        330     Leap Wireless Int'l., Inc.                                 6,600
                exp. 4/15/2010 +
        200     Ubiquitel Operating Co.                                   10,000
                exp. 4/15/2010
        170     XM Satellite Radio, Inc.                                      51
                exp. 3/3/2010 +
--------------------------------------------------------------------------------
                Total Warrants
                  (Cost $36,590)                                          41,283
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 4.3%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 1,377,000     State Street Bank and Trust Co.
                repurchase agreement, dated 12/31/2001,
                maturity value $1,377,134 at 1.76%
                due 1/2/2002 (2)
                  (Cost $1,377,000)                                 $  1,377,000
--------------------------------------------------------------------------------
Total Investments - 98.0%
  (Cost $31,991,279)                                                  31,577,865
Cash, Receivables and Other Assets
  Less Liabilities - 2.0%                                                632,089
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $ 32,209,954
--------------------------------------------------------------------------------

(1)   Step-up bond.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.


--------------------------------------------------------------------------------
54

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
   Investments, at market (cost $31,991,279)                       $ 31,577,865
   Cash                                                                     103
   Interest receivable                                                  671,599
   Receivable for fund shares sold                                        4,917
   Other assets                                                             207
                                                                   ------------
      Total Assets                                                   32,254,691
                                                                   ============

LIABILITIES
   Accrued expenses                                                      24,615
   Payable for fund shares redeemed                                       3,747
   Due to affiliates                                                     16,375
                                                                   ------------
      Total Liabilities                                                  44,737
                                                                   ------------
      Net Assets                                                   $ 32,209,954
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      3,963
   Additional paid-in capital                                        38,185,912
   Accumulated net realized loss on investments                      (5,566,507)
   Net unrealized depreciation of investments                          (413,414)
                                                                   ------------
      Net Assets                                                   $ 32,209,954
                                                                   ============

Shares Outstanding -- $0.001 par value                                3,962,911
                                                                   ============

Net Asset Value Per Share                                          $       8.13
                                                                   ============


Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
   Interest                                                        $  3,069,048
                                                                   ------------

   Expenses:
      Investment advisory fees -- Note B                                186,739
      Custodian fees                                                     43,787
      Audit fees                                                         23,500
      Directors' fees -- Note B                                          15,303
      Printing expense                                                    7,600
      Legal fees                                                            800
      Loan commitment fees -- Note H                                        276
      Registration fees                                                     200
      Insurance expense                                                     191
      Other                                                                 680
                                                                   ------------
      Total Expenses                                                    279,076
                                                                   ------------

   Net Investment Income                                              2,789,972
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS-- NOTE F
      Net realized loss on investments                               (4,383,991)
      Net change in unrealized depreciation
        of investments                                                2,323,178
                                                                   ------------
   Net Realized and Unrealized Loss
      on Investments                                                 (2,060,813)
                                                                   ------------
        NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                           $    729,159
                                                                   ============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Statement of Changes in Net Assets

                                                                               Year Ended December 31,
                                                                                2001            2000
                                                                            ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                 $  2,789,972    $  2,383,231
      Net realized loss on investments                                        (4,383,991)     (1,023,745)
      Net change in unrealized appreciation/(depreciation) of investments      2,323,178      (2,984,116)
                                                                            ------------    ------------
        Net Increase/(Decrease) in Net Assets from Operations                    729,159      (1,624,630)
                                                                            ------------    ------------

   Dividends to Shareholders from:
      Net investment income                                                   (2,808,473)     (2,366,885)
                                                                            ------------    ------------

   From Capital Share Transactions:
      Net increase in net assets from capital share transactions -- Note G     7,454,942       4,937,631
                                                                            ------------    ------------
   Net Increase in Net Assets                                                  5,375,628         946,116

NET ASSETS:
Beginning of year                                                             26,834,326      25,888,210
                                                                            ------------    ------------
End of year*                                                                $ 32,209,954    $ 26,834,326
                                                                            ============    ============

*  Includes undistributed net investment income of:                         $         --    $     17,384

                       See notes to financial statements.


--------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                               Period From
                                                Year Ended December 31,    September 13, 1999+
                                             ---------------------------     to December 31,
                                                   2001          2000            1999
                                             -------------------------------------------------
Net asset value,
   beginning of period ...................   $     8.61     $    10.04       $     9.99
                                             ----------     ----------       ----------
Income from investment
   operations:
   Net investment income .................         0.77           0.85             0.23
   Net realized and unrealized gain/
      (loss) on investments ..............        (0.47)         (1.44)            0.05
                                             ----------     ----------       ----------
   Net increase/(decrease) from investment
      operations .........................         0.30          (0.59)            0.28
                                             ----------     ----------       ----------

Dividends to Shareholders from:
   Net investment income .................        (0.78)         (0.84)           (0.23)
                                             ----------     ----------       ----------

Net asset value, end of period ...........   $     8.13     $     8.61       $    10.04
                                             ----------     ----------       ----------

Total return* ............................         3.56%         (6.07)%           2.78%(a)
                                             ----------     ----------       ----------
Ratios/supplemental data:
   Net assets, end of period
      (000's omitted) ....................   $   32,210     $   26,834       $   25,888
   Ratio of expenses to
      average net assets .................         0.90%          0.90%            1.14%(b)
   Ratio of expenses after custody
      credits to average net assets ......          N/A            N/A             0.99%(b)
   Ratio of net investment
      income to average net assets .......         8.96%          9.11%            7.66%(b)
   Portfolio turnover rate ...............          140%           155%              43%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001

--------------------------------------------------------------------------------
Note A -- Organization and Accounting Policies
--------------------------------------------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was formerly known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in four series: The Guardian Stock Fund
(GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), and The Guardian VC High Yield Bond Fund (GVCHYBF). The Guardian Life Insurance Company of America (Guardian Life) commenced investment into GVCHYBF on August 17, 1999, GVC500IF on August 25, 1999 and GVCAAF on September 15, 1999, with 107,281 shares for $1,072,813; 20,027,804 shares for $200,278,036; and 2,500,000 shares for $25,000,000, respectively, to facilitate operations.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 2001, no Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices. In GVCAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is recorded when earned. Dividends are recorded on the ex-dividend date.


--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001 (Continued)

      In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. For GVCHYBF and GBF, the cumulative effect of this accounting change did not result in a significant impact to the amortized cost of debt securities held as of January 1, 2001, nor to the corresponding effect on undistributed net investment income and unrealized appreciation (depreciation) as of January 1, 2001.

      The effect of this change on net investment income, net realized gain
(loss) on investments and net change in unrealized appreciation (depreciation) on investments for the year ended December 31, 2001 was not significant to GVCHYBF and GBF. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

Foreign Currency Translation

      GSF, GVC500IF and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

    GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001 (Continued)

either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

      For the year ended December 31, 2001, for federal income tax purposes, the following Funds have post October capital losses and net capital losses carryforward of:

                         Post October        Capital Loss       Expiration
                         Capital Loss        Carryforward          Date
                         ------------        ------------          ----
GSF                      $ 15,217,321        $326,068,710          2009
GVC500IF                           --           1,090,651          2009
GVCAAF                             --           5,427,268          2009
GVCHYBF                       869,676             158,772          2007
GVCHYBF                            --             965,463          2008
GVCHYBF                            --           3,495,561          2009
GBF                           163,623                  --

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 2001, certain Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment. Increases/ (decreases) to the various capital accounts were as follows:

                                       Undistributed/         Accumulated
                                      (overdistributed)      net realized
                      Paid-in          net investment       gain/(loss) on
                      capital              income             investments
                      -------         -----------------     --------------
GSF                        --             $  2,988             $ (2,988)
GVC500IF                   --                1,102               (1,102)
GVCAAF                     --                 (136)                 136
GVCHYBF              $ (1,118)               1,117                    1
GBF                  (188,641)             153,356               35,285

Dividend Distributions

      GSF, GVC500IF, GVCAAF, GVCHYBF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF, GVC500IF, GVCAAF, GVCHYBF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.


--------------------------------------------------------------------------------
72

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001 (Continued)

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

      The tax character of distributions paid to shareholders during 2001 were as follows:

                                              2001
                      Ordinary              Long-Term
                       Income             Capital Gain            Total
                    -----------          -------------        ------------
GSF                 $ 6,151,807          $  18,307,091        $ 24,458,898
GVC500IF              3,789,995                     --           3,789,995
GVCAAF                  554,053              1,018,852           1,572,905
GVCHYBF               2,808,473                     --           2,808,473
GBF                  21,748,858              1,685,008          23,433,866
GCF                  16,315,042                     --          16,315,042

      For the year ended December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                    Undistributed         Undistributed        Unrealized
                      Ordinary           Long-Term Gain       Appreciaiton
                       Income         (Loss) Carryforward    (Depreciation)
                    -------------     -------------------    --------------
GSF                 $ 8,912,576          $(341,286,031)      $  (3,934,055)
GVC500IF                119,078             (1,090,651)        (62,927,763)
GVCAAF                  722,390             (5,427,268)         (1,918,525)
GVCHYBF                      --             (5,489,472)           (490,450)
GBF                      86,131               (159,113)           (364,631)

--------------------------------------------------------------------------------
Note B -- Investment Advisory Agreements and
          Payments to or from Related Parties
--------------------------------------------------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation"), a wholly-owned subsidiary of GIAC. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of ..25% and .60% respectively, of their average daily net assets. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds .28% of the average daily net assets of GVC500IF. GIS subsidized .05% of the ordinary operating expenses of GVC500IF or $171,052 for the year ended December 31, 2001. If total expenses of the Funds, except GVC500IF (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Funds, GIS has agreed to assume any such excess expenses. None of the Funds exceeded this limit during the year ended December 31, 2001.

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

      GVCAAF received $600,426 of dividends from other Guardian mutual funds.

--------------------------------------------------------------------------------
Note C -- Repurchase Agreements
--------------------------------------------------------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001 (Continued)

--------------------------------------------------------------------------------
Note D -- Reverse Repurchase Agreements
--------------------------------------------------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF, GVCAAF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the year ended December 31, 2001 amounted to $29,791.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

Average amount outstanding during
  the period .......................................................  $5,513,740
Weighted average interest rate during
  the period .......................................................       1.13%

--------------------------------------------------------------------------------
Note E -- Dollar Roll Transactions
--------------------------------------------------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------
Note F -- Investment Transactions
--------------------------------------------------------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

                                                   GSF                GVC500IF
                                                   ---                --------
            Purchases .....................   $3,184,390,306       $ 105,384,482
            Proceeds ......................   $3,653,391,098       $   3,719,988

                                                  GVCAAF              GVCHYBF
                                                  ------              -------
            Purchases .....................   $   28,632,368       $  46,689,906
            Proceeds ......................   $    6,844,698       $  38,615,291

                                                   GBF
                                                   ---
            Purchases .....................   $1,510,951,709
            Proceeds ......................   $1,506,161,722


--------------------------------------------------------------------------------
74

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001 (Continued)

      The cost of investments owned at December 31, 2001 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 2001 for GSF, GVC500IF, GVCAAF, GVCHYBF and GBF were as follows:

                                                   GSF                GVC500IF
                                                   ---                --------
        Gross Appreciation ................   $  126,199,487       $ 23,224,383
        Gross Depreciation ................     (130,133,542)       (86,152,146)
                                              --------------       ------------
          Net Unrealized Depreciation .....   $   (3,934,055)      $(62,927,763)
                                              ==============       ============

                                                  GVCAAF              GVCHYBF
                                                  ------              -------
        Gross Appreciation ................   $      117,471       $    928,161
        Gross Depreciation ................       (2,035,996)        (1,418,611)
                                              --------------       ------------
          Net Unrealized Depreciation .....   $   (1,918,525)      $   (490,450)
                                              ==============       ============

                                                   GBF
                                                   ---
        Gross Appreciation ................   $    2,483,449
        Gross Depreciation ................       (2,848,080)
                                              --------------
          Net Unrealized Depreciation .....   $     (364,631)
                                              ==============

--------------------------------------------------------------------------------
Note G -- Transactions in Capital Stock
--------------------------------------------------------------------------------

      There are 800,000,000 shares of $0.001 par value capital stock authorized for GVCF divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 2001, no Class II shares of GSF were issued. Transactions in capital stock were as follows:

                                                    Year Ended December 31,                 Year Ended December 31,
                                                    2001               2000                 2001               2000
-------------------------------------------------------------------------------------------------------------------------
                                                           Shares                                   Amount
-------------------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                                      3,815,255          6,150,247         $ 122,786,296       $ 334,877,079
Shares issued in reinvestment of
    dividends and distributions                    784,694         14,951,639            24,458,898         604,199,000
Shares repurchased                             (18,650,149)       (11,483,808)         (568,765,235)       (614,613,524)
-------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                      (14,050,200)         9,618,078         $(421,520,041)      $ 324,462,555
-------------------------------------------------------------------------------------------------------------------------
o The Guardian VC 500 Index Fund
Shares sold                                     13,181,683         10,014,181         $ 119,420,668       $ 110,068,245
Shares issued in reinvestment of
    dividends and distributions                    408,501            302,724             3,526,181           3,067,405
Shares repurchased                                (611,918)          (261,850)           (5,222,250)         (2,750,737)
-------------------------------------------------------------------------------------------------------------------------
  Net increase                                  12,978,266         10,055,055         $ 117,724,599       $ 110,384,913
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001 (Continued)

                                                    Year Ended December 31,                 Year Ended December 31,
                                                    2001               2000                 2001               2000
-------------------------------------------------------------------------------------------------------------------------
                                                           Shares                                   Amount
-------------------------------------------------------------------------------------------------------------------------
o The Guardian VC Asset Allocation Fund
Shares sold                                      1,514,707          1,061,518         $  13,674,648       $  11,487,547
Shares issued in reinvestment of
    dividends and distributions                    177,529            390,191             1,572,906           3,920,937
Shares repurchased                                (428,231)          (122,064)           (3,647,883)         (1,317,471)
-------------------------------------------------------------------------------------------------------------------------
  Net increase                                   1,264,005          1,329,645         $  11,599,671       $  14,091,013
-------------------------------------------------------------------------------------------------------------------------
o The Guardian VC High Yield Bond Fund
Shares sold                                      1,744,621            312,625         $  15,630,031       $   2,944,132
Shares issued in reinvestment of
    dividends and distributions                    340,888            263,303             2,808,473           2,366,885
Shares repurchased                              (1,239,376)           (38,841)          (10,983,562)           (373,386)
-------------------------------------------------------------------------------------------------------------------------
  Net increase                                     846,133            537,087         $   7,454,942       $   4,937,631
-------------------------------------------------------------------------------------------------------------------------
o The Guardian Bond Fund
Shares sold                                      7,257,437          1,974,860         $  88,866,716       $  23,012,516
Shares issued in reinvestment of
    dividends and distributions                  1,928,395          1,975,990            23,063,933          22,960,166
Shares repurchased                              (9,581,533)        (6,673,170)         (118,325,022)        (77,439,370)
-------------------------------------------------------------------------------------------------------------------------
    Net decrease                                  (395,701)        (2,722,320)        $  (6,394,373)      $ (31,466,688)
-------------------------------------------------------------------------------------------------------------------------
o The Guardian Cash Fund
Shares sold                                     47,189,875         39,378,558         $ 471,898,754       $ 393,785,445
Shares issued in reinvestment
    of dividends                                 1,631,504          2,498,242            16,315,042          24,982,418
Shares repurchased                             (39,602,863)       (47,985,843)         (396,028,632)       (479,858,436)
-------------------------------------------------------------------------------------------------------------------------
    Net increase/(decrease)                      9,218,516         (6,109,043)        $  92,185,164       $ (61,090,573)
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note H -- Line of Credit
--------------------------------------------------------------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2001, none of the funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------
Note I -- Management Information
--------------------------------------------------------------------------------

      The directors and officers are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) GVCF (2) GBF (3) GCF, (4) The Park Avenue Portfolio (a series trust that issues its shares in ten series), and (5) GIAC Funds, Inc. (formerly GBG Funds) (a series fund that issues its shares in three series).


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Combined Notes to Financial Statements
December 31, 2001 (Continued)

      The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling
(800) 221-3253. The information provided in the following section has not been audited by the independent auditors for the Funds.

Name and Address and Age      Title      Business History
--------------------------------------------------------------------------------
"Interested" Directors:*

Arthur V. Ferrara (71)        Director   Retired. Former Chairman of The Board
70 Baldwin Farms South                   and Chief Executive Officer, The
Greenwich, Connecticut                   Guardian Life Insurance Company of
06831                                    America 1/93 to 12/95; President,
                                         Director and Chief Executive Officer
                                         prior thereto. Director (Trustee) of
                                         all of the mutual funds within the
                                         Guardian Fund Complex.

Leo R. Futia (82)             Director   Retired. Former Chairman of The Board
18 Interlaken Road                       and Chief Executive Officer, The
Greenwich, Connecticut                   Guardian Life Insurance Company of
06830                                    America; Director since 5/70. Director
                                         (Trustee) of all of the mutual funds
                                         within the Guardian Fund Complex.
                                         Director (Trustee) of various mutual
                                         funds sponsored by Value Line, Inc.

Joseph D. Sargent (64)        Director   Chairman of the Board and Chief
                                         Executive Officer, The Guardian Life
                                         Insurance Company of America, since
                                         1/02; President, Chief Executive
                                         Officer, and Director prior thereto.
                                         Director (Trustee) of The Guardian
                                         Insurance & Annuity Company, Inc.,
                                         Guardian Investor Services LLC, Park
                                         Avenue Securities LLC and all of the
                                         mutual funds within the Guardian Fund
                                         Complex.

Independent Directors:

Frank J. Fabozzi (53)         Director   Adjunct Professor of Finance, School of
858 Tower View Circle                    Management - Yale University 2/94 to
New Hope, Pennsylvania                   present; Visiting Professor of Finance
18938                                    and Accounting, Sloan School of
                                         Management -- Massachusetts Institute
                                         of Technology prior thereto. Editor,
                                         Journal of Portfolio Management.
                                         Director (Trustee) of all the mutual
                                         funds within the Guardian Fund Complex.
                                         Director (Trustee) of various
                                         closed-end investment companies
                                         sponsored by Blackstone Financial
                                         Management.

William W. Hewitt, Jr. (73)   Director   Retired. Former Executive Vice
P.O. Box 2359                            President, Shearson Lehman Brothers,
Princeton, New Jersey                    Inc. Director (Trustee) of all of the
08543                                    mutual funds within the Guardian Fund
                                         Complex. Director (Trustee) of various
                                         mutual funds sponsored by Mitchell
                                         Hutchins Asset Management, Inc. and
                                         Paine Webber, Inc.

* "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.


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                                                                              77

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The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001 (Continued)

Name and Address and Age      Title      Business History
--------------------------------------------------------------------------------
Sidney I. Lirtzman (71)       Director   Professor of Management since 9/67 and
38 West 26th Street                      Interim President 9/99 to present; and
New York, New York                       Acting Dean of the Zicklin School of
10010                                    Business Management since 2/95, City
                                         University of New York -- Baruch
                                         College. President, Fairfield
                                         Consulting Associates, Inc. Director
                                         (Trustee) of all of the mutual funds
                                         within the Guardian Fund Complex.

Carl W. Schafer (65)          Director   President, Atlantic Foundation (a
66 Witherspoon Street, #1100             private charitable foundation).
Princeton, New Jersey                    Director of Roadway Express (trucking),
08542                                    Labor Ready, Inc. (provider of
                                         temporary manual labor), Evans Systems,
                                         Inc. (a motor fuels, convenience store
                                         and diversified company), Electronic
                                         Clearing House, Inc. (financial
                                         transactions processing), Frontier Oil
                                         Corporation and NutraCeutix, Inc.
                                         (biotechnology), Chairman of the
                                         Investment Advisory Committee of the
                                         Howard Hughes Medical Institute 1985 to
                                         1992. Director (Trustee) of all of the
                                         mutual funds within the Guardian Fund
                                         Complex. Director (Trustee) of various
                                         mutual funds sponsored by Paine Webber,
                                         Inc.

Robert G. Smith (69)          Director   President, Smith Affiliated Capital
132 East 72nd Street                     Corp. since 4/82. Director (Trustee) of
New York, New York                       all of the mutual funds within the
10021                                    Guardian Fund Complex.

Officers:

Joseph A. Caruso (49)         Senior     Senior Vice President and Corporate
                              Vice       Secretary, The Guardian Life Insurance
                              President  Company of America since 1/01; Vice
                              and        President and Corporate Secretary prior
                              Secretary  thereto. Senior Vice President and
                                         Secretary, The Guardian Insurance &
                                         Annuity Company, Inc., Guardian
                                         Investor Services LLC, Park Avenue Life
                                         Insurance Company, Guardian Baillie
                                         Gifford Limited, and all of the mutual
                                         funds within the Guardian Fund Complex.
                                         Vice President and Corporate Secretary,
                                         Park Avenue Securities LLC.

Howard W. Chin (49)           Managing   Managing Director, The Guardian Life
                              Director   Insurance Company of America since
                                         9/97; Vice President and Senior
                                         Mortgage Strategist, Goldman, Sachs &
                                         Co. prior thereto. Officer of various
                                         mutual funds within the Guardian Fund
                                         Complex.

Richard A. Goldman (39)       Managing   Managing Director, Equity Investments,
                              Director   The Guardian Life Insurance Company of
                                         America since 7/01. Director, Citigroup
                                         Asset Management prior thereto. Officer
                                         of various mutual funds within the
                                         Guardian Fund Complex.


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Combined Notes to Financial Statements
December 31, 2001 (Continued)

Name and Address and Age      Title      Business History
--------------------------------------------------------------------------------

Alexander M. Grant, Jr. (52)  Managing   Managing Director, The Guardian Life
                              Director   Insurance Company of America since
                              and        3/99; Second Vice President,
                              Treasurer  Investments 1/97 to 3/99; Assistant
                                         Vice President, Investments prior
                                         thereto. Officer of various mutual
                                         funds within the Guardian Fund Complex.

Jonathan C. Jankus (54)       Managing   Managing Director, Investments, The
                              Director   Guardian Life Insurance Company of
                                         America since 3/98; Second Vice
                                         President, Investments, prior thereto.
                                         Officer of various mutual funds within
                                         the Guardian Fund Complex.

Frank J. Jones (63)           President  Executive Vice President and Chief
                                         Investment Officer, The Guardian Life
                                         Insurance Company of America. Executive
                                         Vice President and Chief Investment
                                         Officer and Director, The Guardian
                                         Insurance & Annuity Company, Inc.
                                         Manager, Park Avenue Securities LLC.
                                         Director, Guardian Investor Services
                                         LLC, and Guardian Baillie Gifford
                                         Limited. Officer of all of the mutual
                                         funds within the Guardian Fund Complex.

Ann T. Kearney (50)           Controller Second Vice President, Group Pensions,
                                         The Guardian Life Insurance Company of
                                         America. Second Vice President of The
                                         Guardian Insurance & Annuity Company,
                                         Inc. and Guardian Investor Services
                                         LLC. Controller of various mutual funds
                                         within the Guardian Fund Complex.

Peter J. Liebst (45)          Managing   Managing Director, Investments, The
                              Director   Guardian Life Insurance Company of
                                         America, since 8/98; Vice President,
                                         Van Kampen American Capital Investment
                                         Advisory Corporation prior thereto.
                                         Officer of various mutual funds within
                                         the Guardian Fund Complex.

John B. Murphy (54)           Managing   Managing Director, Equity Securities,
                              Director   The Guardian Life Insurance Company
                                         since 3/98; Second Vice President 3/97
                                         to 3/98; Assistant Vice President prior
                                         thereto. Officer of various mutual
                                         funds within the Guardian Fund Complex.

Frank L. Pepe (59)            Vice       Vice President and Equity Controller,
                              President  The Guardian Life Insurance Company of
                                         America. Vice President and Controller,
                                         The Guardian Insurance & Annuity
                                         Company, Inc. Senior Vice President and
                                         Controller, Guardian Investor Services
                                         LLC. Officer of all of the mutual funds
                                         within the Guardian Fund Complex.

Richard T. Potter (47)        Vice       Vice President and Equity Counsel, The
                              President  Guardian Life Insurance Company of
                              and        America. Vice President and Counsel,
                              Counsel    The Guardian Insurance & Annuity
                                         Company, Inc., Guardian Investor
                                         Services LLC, Park Avenue Securities
                                         LLC and all of the mutual funds within
                                         the Guardian Fund Complex.


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                                                                              79

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
December 31, 2001 (Continued)

Name and Address and Age      Title      Business History
--------------------------------------------------------------------------------

Robert A. Reale (41)          Managing   Managing Director, The Guardian Life
                              Director   Insurance Company of America, The
                                         Guardian Insurance & Annuity Company,
                                         Inc. and Guardian Investor Services LLC
                                         since 3/01. Assistant Vice President,
                                         Metropolitan Life prior thereto.
                                         Officer of all of the mutual funds
                                         within the Guardian Fund Complex.

Thomas G. Sorell (46)         Senior     Senior Managing Director, Fixed Income
                              Managing   Securities, The Guardian Life Insurance
                              Director   Company of America since 3/00. Vice
                                         President, Fixed Income Securities
                                         prior thereto. Managing Director,
                                         Investments: Park Avenue Life Insurance
                                         Company. Officer of various mutual
                                         funds within the Guardian Fund Complex.

Donald P. Sullivan, Jr. (47)  Vice       Vice President, Equity Administration,
                              President  The Guardian Life Insurance Company of
                                         America since 3/99; Second Vice
                                         President, Equity Administration prior
                                         thereto. Vice President, The Guardian
                                         Insurance & Annuity Company, Inc.,
                                         Guardian Investor Services LLC and Park
                                         Avenue Securities LLC. Officer of
                                         various mutual funds within the
                                         Guardian Fund Complex.


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REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Variable Contract Funds, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Variable Contract Funds, Inc. (comprising, respectively, The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund and The Guardian VC High Yield Bond Fund), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


New York, New York
February 8, 2002


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